THE AMERICAN EDUCATION CORPORATION
               7506 North Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma 73116
----------------------------------------------------------------------

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------------------

                  To Be Held On November 15, 2001

To the Shareholders of The American Education Corporation:

You are cordially invited to attend our Annual Meeting of Shareholders which will be held on November 15, 2001, at 10:00 a.m. (Oklahoma City time), at The Waterford Marriott Hotel located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma, for the purposes of considering and acting upon:

    1. The election of five directors to serve until their successors are duly elected and qualified.

     2. A proposal to ratify the selection of Steakley, Gilbert & Morgan, P.C. as our independent accountants for the fiscal year ending December 31, 2001.

    3. A proposal to approve an Agreement of Merger and Plan of Reorganization with The American Education Corporation, a Nevada corporation, so that we can change our state of incorporation from Colorado to Nevada.

    4. A proposal to amend our 1998 Stock Option Plan for Employees to increase the number of shares authorized for issuance from 1,650,000 to 2,650,000.

    5. A proposal to amend our 1998 Directors' Stock Option Plan to increase the number of shares authorized for issuance from 100,000 to 200,000.

    6. Such other business as may properly come before the meeting or any adjournment thereof.

The names of the nominees for director are set forth in the accompanying proxy statement.

Shareholders of record as of the close of business on October 5, 2001, are the only persons who will be entitled to notice of and to vote at the Annual Meeting.

A complete list of shareholders of record entitled to vote at the Annual Meeting will be open and available for examination by any shareholder during ordinary business hours at our principal executive office at 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116, from October 15, 2001, to November 15, 2001, and at the time and place of the Annual Meeting.

A copy of our Annual Report for 2000, which contains audited financial statements and other information of interest, is enclosed.


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED WITHIN THE UNITED STATES. SHOULD YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR PROXY MUST BE SIGNED AND RETURNED IN ORDER TO BE COUNTED.

By Order of the Board of Directors

/s/ Jeffrey E. Butler
-------------------------------------
Jeffrey E. Butler
President and Chief Executive Officer

Oklahoma City, Oklahoma
October 12, 2001



                  THE AMERICAN EDUCATION CORPORATION
               7506 North Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma 73116
----------------------------------------------------------------------

                           PROXY STATEMENT
----------------------------------------------------------------------

                   Annual Meeting of Shareholders
                   To Be Held On November 15, 2001


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The American Education Corporation ("AEC") to be voted at the 2001 Annual Meeting of Shareholders on November 15, 2001, at 10:00 a.m. (Oklahoma City time), which meeting will be held at The Waterford Marriott Hotel located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma. Information in this proxy statement is as of September 17, 2001, unless otherwise stated. The approximate date on which this proxy statement and enclosed form of proxy have been mailed to shareholders is October 12, 2001.

QUESTION AND ANSWER SUMMARY ABOUT THE ANNUAL MEETING

Q:  What is being voted on at the Annual Meeting?

A: Our Board of Directors is asking shareholders to consider and vote upon the following five items at the Annual Meeting:

    1. Election of five directors. General information concerning the nominees is found beginning on page 4 of this proxy statement.

    2. Ratification of the selection of Steakley, Gilbert & Morgan, P.C. as our independent accountants for the fiscal year ending December 31, 2001. This proposal is described on page 12 of this proxy statement.

    3. Changing our state of incorporation from Colorado to Nevada. This proposal is described on pages 13 through 24 of this proxy statement.

    4. Approval of an amendment to our 1998 Stock Option Plan for Employees to increase the number of shares authorized for issuance from 1,650,000 to 2,650,000. This proposal is described on pages 25 through 27 of this proxy statement.

    5. Approval of an amendment to our 1998 Directors' Stock Option Plan to increase the number of shares authorized for issuance from 100,000 to 200,000. This proposal is described on pages 28 through 30 of this proxy statement.

Q:  Who may attend the Annual Meeting?

A:  All AEC shareholders may attend.

Q:  Who are the board nominees?

A: The nominees are Jeffrey E. Butler, Monty C. McCurry, Newton W. Fink, Stephen E. Prust and Geoffrey Glossop. All of the nominees are current board members.

Q: What are the terms of the merger pursuant to which AEC will reincorporate in Nevada?

A: We are currently governed by Colorado law. We are proposing the merger with a new corporation which we refer to as "AEC Nevada" solely to reincorporate under Nevada law. If the merger is approved:

    -  We will merge into our newly organized subsidiary, AEC Nevada
       (see page 14).

    - We will continue to do business under the name "The American Education Corporation."

    - Each outstanding share of our common stock will automatically be converted into one share of AEC Nevada common stock (see page
       15).

    - Our business, directors, management, fiscal year, assets and liabilities and location of our principal executive offices will not change as a result of the merger and reincorporation (see page 15).

    - We will be governed by Nevada law and by the articles of incorporation and bylaws of AEC Nevada, which are attached to this proxy statement as Annexes B and C, respectively (see pages B-1 through C-13).

    - You will automatically become a shareholder of AEC Nevada. You will not be entitled to dissenters' rights (see page 15).

Q:  Who can vote at the Annual Meeting?

A: Only holders of record of common stock at the close of business on October 5, 2001, will be entitled to vote at the Annual Meeting. As of that date, there were 14,272,461 shares of our common stock issued and outstanding.

Q:  What constitutes a quorum for the Annual Meeting?

A: The presence in person or by proxy of the holders of one-third of the outstanding shares of common stock entitled to vote will constitute a quorum at the Annual Meeting.

Q:  Who will count the vote?

A: Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual
Meeting. The inspectors of election will also determine whether or not a quorum is present.

Q:  What vote is required to approve each item?

A: In the election of directors, those five nominees receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors, even if any one of such persons did not receive a majority vote. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. With respect to the merger and reincorporation in Nevada, the merger and reincorporation must be approved by a majority of all of the shares entitled to vote at the Annual Meeting. Therefore, any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against the proposal. With respect to the other matters to be voted on at the Annual Meeting, a matter will be approved by the shareholders if the votes cast in favor of the matter exceed the votes cast in opposition. As to those other matters, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for these other matters, if any, so long as a quorum is present.
John D. Garber, who beneficially owns approximately 25% of the shares of common stock, has advised us that he intends to vote for each of the director nominees named herein, as well as for all of the other proposals.

Q: Do I have dissenters' rights if I am opposed to the reincorporation in Nevada?

A: No. You will not have dissenters' rights as a result of the reincorporation because our stock is held of record by more than 2,000 holders and our shareholders will only receive shares of stock of AEC Nevada.

Q:  Can I change my vote after I return my proxy card?

A: Yes. Any shareholder giving a proxy has the power to revoke the proxy at any time before it is voted by:

    - filing with UMB Bank, N.A., our transfer agent, before the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

    - duly executing a subsequent proxy relating to the same shares of common stock and delivering it to our transfer agent before the Annual Meeting; or

    - attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to UMB Bank, N.A., Attention:
       Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064.

Q:  How will my proxy be voted if no instructions are indicated?

A: If no instructions are indicated, the proxy will be voted "FOR" the election of the nominees as directors and "FOR" approval of all proposals listed on the proxy.

                OTHER MATTERS ABOUT THE ANNUAL MEETING

We will bear the cost of the solicitation of proxies, including the charges and expenses of forwarding solicitation materials to beneficial owners of the common stock. We have arranged for UMB
Bank, N.A. to serve as our agent to mail the proxy materials and coordinate and oversee the return of proxy cards. The anticipated cost of the services of UMB Bank, N.A. total approximately $10,000. In addition to soliciting proxies by mail, our directors, executive officers and employees, without receiving extra compensation therefore, may solicit proxies by telephone, by telefacsimile or in person.

If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon at the Annual Meeting. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


                           PROPOSAL 1

                     ELECTION OF DIRECTORS
----------------------------------------------------------------------

Our bylaws provide that the Board of Directors shall consist of not less than three persons and, subject to such limitation, the number of directors shall be fixed by resolution of the Board of Directors.
The current number of directors is five (each director is serving until his successor is duly elected and qualified). Five directors, constituting the entire existing Board of Directors, are to be elected at the Annual Meeting. Management will present as nominees and recommend to the shareholders that Jeffrey E. Butler, Monty C. McCurry, Newton W. Fink, Stephen E. Prust, and Geoffrey Glossop, who are the current directors, be re-elected to serve on the Board of Directors until their successors are duly elected and qualified. Should any nominee become unable to serve for any reason, which is not anticipated, the Board of Directors will designate a substitute nominee, in which event the person named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
     ELECTION OF THE NOMINEES NAMED ABOVE.

Biographical Information

The names, ages (as of October 5, 2001), positions with AEC and business experience during the past five years of each of the five Board of Directors nominees is set forth below. Each director has served continuously with AEC since his first election or appointment as indicated below. There are no family relationships among the directors, the executive officers, and the Board of Directors nominees.
                                   Current Position
Name                     Age           With AEC         Director Since
----------------------------------------------------------------------

Jeffrey E. Butler      59        Chief Executive Officer,        1989
                                 President and Chairman
                                 of the Board of
                                 Directors

Monty C. McCurry      55         Director                        1989

Newton W. Fink        65         Director                        1991

Stephen E. Prust      57         Director                        1992

Geoffrey Glossop      53         Director                        1998

Jeffrey E. Butler became a director in August 1989 and was elected Chief Executive Officer and President in March 1990. From 1985 to 1990, Mr. Butler was a management consultant to businesses in the biotechnology, computer science, software, educational and entertainment video industries. Mr. Butler served as a director of Video Professor Industries, Inc., a publicly held corporation, from February 1, 1989 to October 31, 1990. Prior to establishing his management consulting business, Mr. Butler was the Chief Executive Officer and President of Infomed Corporation, which provided computer diagnostic equipment and management services to hospitals, corporations and physicians. Prior to 1985, Mr. Butler was employed by Sandoz, Ltd., Corning, Inc. and Becton Dickinson Corporation in middle and senior management positions.

Monty C. McCurry was elected to the Board of Directors in April 1989. Since 1985, Mr. McCurry has been the President of Executive Resource Management, an executive search firm headquartered in Aurora, Colorado. From 1969 to 1985, Mr. McCurry was employed by Paul M. Riggins and Associates, an executive search firm, where he was associate general manager.

Newton W. Fink, Ed.D. was elected to the Board of Directors in January 1991. Since September, 1998 Dr. Fink has been the Superintendent of Schools in Manteno, Illinois. From 1994 to 1998 he was Superintendent of the VIT Schools in Table Grove, Illinois. Prior to 1994, Dr. Fink was the President of Computer Instructional Services, Inc., a privately-held corporation providing computer educational services to individuals, schools, corporations and institutions. Additionally, he has been employed as a teacher and an elementary/middle school principal earlier in his career. Dr. Fink has also published and lectured extensively on the use of computers in education.

Stephen E. Prust was elected to the Board of Directors in April 1992. Since 1975, Mr. Prust has provided business consulting services, including advice on equity and debt transactions, mergers and acquisitions, to a variety of companies, ranging from entertainment concerns, Internet start-ups and industry consolidators. From 1990 to 1992, Mr. Prust was the President of AVID Home Entertainment, a division of LIVE Entertainment, Inc. From 1981 to 1990, Mr. Prust was a consultant to companies in the entertainment industry. In 1975, Mr. Prust founded Dominion Music, Inc., a joint venture with K-Tel Records, Inc. He served as President of Dominion Music until 1981.

Geoffrey Glossop was appointed to the Board of Directors in December 1998. He is the President of Learning Pathways, Limited, a company he founded in 1997. From 1994 to 1996, Mr. Glossop was the Research and Development Director for Systems Integrated Research plc. Prior to 1994, Mr. Glossop was the Managing Director of Global Learning Systems, Ltd. Mr. Glossop graduated from the University of
Newcastle upon Tyne in 1969 with a B.S. in Electrical Engineering. He was awarded the M.B.E. for services to the educational technology industry in the Queen's Birthday Honours in 1982.

Board of Directors Meetings And Committees

During 2000 the Board of Directors held six meetings of which four were by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions.

Director Compensation

Our directors do not receive any cash or other pecuniary compensation for service on the Board of Directors. However, directors may be reimbursed for out-of-pocket expenses incurred in connection with attendance at Board of Directors meetings.

Three of the non-employee members of the Board of Directors (namely, Monty C. McCurry, Newton W. Fink and Stephen E. Prust) were each granted options to purchase 3,000 shares of common stock at a price of $.73 per share in January 2000, options to purchase 15,000 shares of common stock at a price of $.50 per share in August, 2000 and options to purchase 3,000 shares of common stock at a price of $.50 per share in January 2001 . The options were fully vested on the date of the grant and were granted pursuant to the 1998 Directors' Stock Option Plan

Non-Employee Director Stock Option Plan

In May 1998, our shareholders approved the 1998 Directors' Stock Option Plan, which we refer to as the Director Plan. The purpose of the Director Plan is to enable us to attract, retain and motivate independent directors who are not our employees and to enable such directors to participate in our long-term growth by providing for or increasing the propriety interests of such persons in AEC, thereby assisting us in achieving our long-range goals.

The Director Plan is administered by the entire Board of Directors. Under the Director Plan, stock options for a maximum of 100,000 shares of the common stock may be granted, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or a change in capitalization with respect to the shares of common stock. If Proposal 5 is approved by the shareholders, an aggregate of 200,000 shares of common stock will be authorized for issuance under the Director Plan.

Participation in the Director Plan is limited to directors who are not, and were not during the preceding twelve months, employees of AEC, which we refer to as "outside directors." During the term of the Director Plan, each outside director will be granted the option to purchase 5,000 shares of common stock when he or she is first elected or appointed to serve on the Board of Directors. The Director Plan further provides that, commencing with calendar year 1999, and continuing for each calendar year thereafter while the Director Plan is in effect, each outside director is automatically granted an option to purchase 3,000 shares of common stock as of January 1 of such calendar year. Pursuant to the Director Plan, each of Messrs. McCurry, Fink, and Prust were granted options to purchase 3,000 shares of common stock in January 2000 and again in January 2001.

The exercise price for all stock options granted under the Director Plan may not be less than 100% of the fair market value of the underlying common stock on the date of the grant. All stock options granted under the Director Plan will be fully exercisable on the date of grant. However, no option may be exercisable more than three years after the date the stock option is granted or, if earlier, ninety days after the date the outside director ceases to be a director. Further, if an outside director ceases to be a director because he or she is removed as a director for cause, then all options held by the outside director will immediately lapse and will no longer be exercisable.

Stock options may not be granted under the Director Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Executive Officers and Executive Compensation

A biographical description of our President and Chief Executive
Officer, Jeffrey E. Butler, including his age and business experience, is set forth above on page 4. Set forth below is the applicable table prescribed by the proxy rules of the Securities and Exchange Commission that discloses the compensation for our executive officers.

Summary Compensation

The following table provides summary information with respect to the compensation earned by our executive officers for the fiscal years ended December 31, 1998, 1999 and 2000:


                      Summary Compensation Table
                                                              Long-Term
                       Annual Compensation                   Compensation
                     ----------------------------------------------------

  Name
   and                                   Other           Stock
Principal                               Annual          Options     Stock
 Position     Year   Salary    Bonus   Compensation(1)  (Shares)   Awards
-------------------------------------------------------------------------

Jeffrey E.    2000  $106,845  $13,588   $    --          40,000       --
Butler        1999   100,357    7,347    17,600 (2)      40,000       --
Chairman      1998    89,355    4,158     5,000 (2)      60,000       --
of the
Board,
Chief
Executive
Officer, and
President

Thomas A.     2000  $105,000  $12,090   $    --          40,000       --
Shively       1999    91,204    7,510    12,960 (2)      55,000       --
Executive     1998    83,460    3,922     5,000 (2)      70,000       --
Vice
President

Neil R.       2000  $ 89,890  $ 6,620   $    --          25,000       --
Johnson       1999    84,432    1,157     3,650 (2)      25,000       --
Vice          1998    26,791       --        --          75,000       --
President
and Chief
Financial
Officer

    (1) No executive officer received any perquisites or other benefits, the aggregate amount of which exceeded the lesser of $50,000 or 10% of his compensation.

    (2) In April 1999, Mr. Butler was awarded 35,200 shares of common stock and Mr. Shively was awarded 25,919 shares of common stock as a bonus for services rendered. In March 1999, Mr. Johnson was awarded 5,000 shares of common stock as a bonus for services rendered. In January 1998, Mr. Butler and Mr. Shively were each awarded 10,000 shares of common stock as a bonus for services rendered in 1997.

Option Grants In 2000(1)

The following table sets forth information concerning the stock options granted during the last fiscal year to our executive officers:

                                 Percentage
                                 of Total
                                  Options
                       Options   Granted to    Exercise
                       Granted  Employees in    Price      Expiration
Name                  (Shares)      2000      (Per Share)  Date
-------------------   --------  ------------  -----------  -----------
Jeffrey E. Butler      40,000       6.1%        $0.50      December 31,
                                                           2004

Thomas A. Shively      40,000       6.1%        $0.50      December 31,
                                                           2004

Neil R. Johnson        25,000       3.8%        $0.50      December 31,
                                                           2004

    (1)  No stock appreciation rights (SARs) were granted in 2000.

Option Exercises in 2000 and Fiscal Year-End Values

No executive officer exercised options during 2000. The following table sets forth, for our executive officers named in the Summary
Compensation Table above, the year-end values of unexercised stock options:

                          Number of                    Value of
                     Securities Underlying            Unexercised
                      Unexercised Options            In-the-Money
                          At Year End            Options at Year End
                          Exercisable/                 Exercisable/
     Name               Unexercisable                Unexercisable
------------------   ---------------------       -------------------

Jeffrey E. Butler       416,773/40,027             $41,267/$3,333

Thomas A. Shively       353,239/45,037             $30,827/$3,333

Neil R. Johnson          99,983/25,017              $1,042/$2,083

In May 1998, our shareholders approved the 1998 Stock Option Plan for Employees, which we refer to as the Option Plan. The Option Plan permits the granting of stock options, including incentive stock options.

The Option Plan is administered by the entire Board of Directors. An aggregate 1,650,000 shares of common stock is currently authorized for issuance pursuant to the Option Plan, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization with respect to the shares of common stock. If Proposal 4 is approved by the shareholders, an aggregate of 2,650,000 shares of common stock would be authorized for issuance under the Option Plan.

All of our employees are eligible to be participants in the Option Plan. There are currently approximately 100 employees who are eligible to receive options under the Option Plan. Approximately
70% of the eligible employees have options.

Options which are issuable under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code (the "Code"), or options not intended to be so qualified, which are called "nonstatutory options." The Option Plan committee may grant more than one option to an employee during the term of the Option Plan, and such option may be in addition to an option or options previously granted; provided, however, that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. All options (both incentive stock options and nonstatutory options) are exercisable at not less than 100% of the fair market value of the underlying common stock on the date of grant. However, the exercise price for an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock, actually or constructively under Section 425(d) of the Code, is at 110% of the fair market value of the common stock subject to the option.

Stock options may not be granted under the Option Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Employment Agreements

In December 1998, we entered into Executive Employment Agreements with each of Jeffrey E. Butler, Thomas A. Shively, and Neil R. Johnson. These agreements are extended annually unless notice of non-renewal is given. Following is a summary of the material terms of the Executive Employment Agreements:

                       Term                       Change of
                       from     Annual             Control      Auto
Name       Title     12/2000    Salary  Severance Benefits(1) Provided
---------- --------- -------  --------  --------- ----------- ---------

Jeffrey E. Chief     2 years  $120,000    1 year    Yes         Yes
Butler     Executive
           Officer

Thomas A.  Executive 2 years  $115,000   6 months   Yes         Yes
Shively    Vice
           President

Neil R.    Vice      2 years   $98,500   6 months   Yes         Yes
Johnson    President
           and Chief
           Financial
           Officer

    (1) Each Executive Employment Agreement provides benefits to the employee upon a "change of control." A change of control would generally include, among other events, any merger in which we are not the surviving corporation, any sale of all or substantially all of our assets, or any person becomes the beneficial owner of more than 25% of our then outstanding capital stock. If a change in control occurs then the employee may, in his sole discretion, require us to purchase up to 50% of the shares of common stock beneficially owned by him. The merger and reincorporation will not constitute a "change of control" for purposes of the Executive Employment Agreements.

Security Ownership of Certain Beneficial Owners and Management

As of October 5, 2001, there were 14,272,461 shares of common stock issued and outstanding. The following table sets forth certain information as of September 17, 2001, regarding the common stock owned by (i) each shareholder who is known by us to beneficially own more than 5% of our outstanding voting securities; (ii) each of the five directors; (iii) the three executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers as a group.

                         Number of Shares and
Name and Address of      Nature of Beneficial     Percent of
Beneficial Owner         Ownership (1)            Common Stock
-------------------      --------------------     ------------

Jeffrey E. Butler               1,425,041(2)          9.7%
7506 N. Broadway Extension
Oklahoma City, Oklahoma 73116

Thomas A. Shively                 621,330(3)          4.3%
7506 N. Broadway Extension
Oklahoma City, Oklahoma 73116

Neil R. Johnson                   129,166(4)          0.9%
7506 N. Broadway Extension
Oklahoma City, Oklahoma 73116

Monty C. McCurry                  160,900(5)          1.1%
2134 South Eagle Court
Aurora, Colorado 80014

Newton W. Fink                    125,400(6)          0.9%
1093 Lincoln
Manteno, Illinois 60950

Stephen E. Prust                  479,768(7)          3.3%
9025 East Kenyon Ave.
Denver, Colorado 80237

Geoffrey Glossop                  650,784(8)         4.6%
89 Merlin Way
Mickleovor
Derby DE3 5UJ
United Kingdom

John D. Garber                  3,632,286(9)         25.6%
7530 Navigator Circle
Carlsbad, California 92009

Robert M. Schoolfield           1,536,517(10)        10.8%
5 Pleasant Cove
Austin, Texas 78746

The Pennsylvania State
University                        750,000(11)         5.3%
University Park, Pennsylvania
16802

All directors and               3,592,389            23.1%
executive officers as
a group

    (1) All shares of common stock are held directly unless indicated otherwise. Unless otherwise indicated, all options are exercisable within 60 days of October 5, 2001.

    (2) Includes options for 443,466 shares of common stock, 343,466 of which are exercisable at $0.50 per share and 100,000 of which are exercisable at $0.73 per share.

    (3) Includes options for 384,942 shares of common stock, 259,942 of which are exercisable at $0.50 per share and 125,000 of which are exercisable at $0.73 per share.

    (4) Includes options to purchase 116,666 shares of common stock, 16,666 of which are exercisable at $0.50 per share, and 100,000 of which are exercisable at $0.73 per share.

    (5) Includes options for 104,000 shares of common stock, 81,000 of which are exercisable at $0.50 per share, 10,000 of which are exercisable at $0.75 per share, and 13,000 of which are exercisable at $0.73 per share.

    (6) Includes options for 104,000 shares of common stock, 81,000 of which are exercisable at $0.50 per share, 10,000 of which are exercisable at $0.75 per share, and 13,000 of which are exercisable at $0.73 per share.

    (7) Includes options for 149,000 shares of common stock, 126,000 of which are exercisable at $0.50 per share, 10,000 of which are exercisable at $0.75 per share, and 13,000 of which are exercisable at $0.73 per share.

    (8) Includes 573,784 shares of common stock owned by Field House No. 2 Trust for the benefit of the Glossop family, 10,000 held by Mr. Glossop, and options for 47,000 shares of common stock exercisable at $0.73 per share and 20,000 shares of common stock exercisable at $0.50 per share.

    (9) Includes 3,177,286 shares of common stock held by John D. Garber and Clare C. Garber as trustees of the John D. Garber and Clare
C. Garber Trust for which Mr. Garber is the beneficiary; 440,000 shares of common stock held by John D. Garber and Clare C. Garber, as trustees of the John D. Garber and Clare C. Garber defined benefit plan and 15,000 held by Mr. Garber.

   (10) Includes 737,528 shares of common stock owned by the Schoolfield 1994 Charitable Unitrust for which Mr. Schoolfield is the trustee; 614,607 shares of common stock owned by Mr. Schoolfield individually; and 184,382 shares of common stock owned by the Schoolfield Grandchildren's Trust for which Mr. Schoolfield is the trustee.

    (11) During 1999, the John D. Garber and Clare C. Garber Trust donated 750,000 shares of common stock to The Pennsylvania State
University.

                              PROPOSAL 2

       RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------------------------------------

Our independent public accounting firm during the years ended December 31, 1996, through 2000 was Steakley, Gilbert & Morgan, P.C. Management recommends that the accountants be retained as the principal public accounting firm to be utilized throughout the year ending December 31, 2001. We anticipate that a representative of the accountants will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the accountants will be afforded an opportunity to make a statement if the accountants so desire.

Shareholder ratification of the selection of Steakley, Gilbert & Morgan, P.C. is not required by our bylaws or otherwise. The Board of Directors, however, is submitting the selection of Steakley, Gilbert & Morgan, P.C. to the shareholders as a matter of good corporate practice and to ascertain the views of the shareholders regarding such selection. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Board of Directors, in their discretion, may direct the engagement of a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests AEC and our shareholders.

The following table sets forth the aggregate fees billed to us by Steakley, Gilbert & Morgan, P.C. for the fiscal year ended December 31, 2000:

     Audit Fees................................$28,825
     Financial Information Systems Design
      and Implementation Fees(a)...............$0
     All Other Fees(a)(b)......................$11,300

     (a) The Board of Directors has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

     (b) Includes fees for state and federal income tax services. Steakley, Gilbert & Morgan, P.C. has audited our financial statements for the years ending December 31, 1994 through 2000. There are no disputes with the independent accountants regarding matters of accounting or reporting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF STEAKLEY, GILBERT & MORGAN, P.C. AS OUR
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31,
2001.

                              PROPOSAL 3

             MERGER TO EFFECT OUR REINCORPORATION IN NEVADA
---------------------------------------------------------------------

We believe that it is in the best interests of AEC and its shareholders to change our state of incorporation from Colorado to
Nevada.   To accomplish this reincorporation, AEC will incorporate a new subsidiary under Nevada law. AEC will then merge into the new subsidiary. The new subsidiary will be the surviving corporation. With respect to the discussion of Proposal 3 in this proxy statement, our company as currently incorporated in Colorado is referred to as "AEC Colorado," and our company, as reincorporated in Nevada (subject to approval by the shareholders at the Annual Meeting) is referred to as "AEC Nevada."

SHAREHOLDERS ARE URGED TO CAREFULLY READ THIS SECTION OF THIS PROXY STATEMENT, INCLUDING THE RELATED ANNEXES REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION.

The reincorporation will effect only a change in our legal domicile and certain other changes of a legal nature, the most significant of which are described in this proxy statement. There will be no change in our name, business, management, fiscal year, assets, liabilities or location of our principal office as a result of the reincorporation. The directors who serve on the Board of Directors of AEC Colorado will become the directors of AEC Nevada. AEC Nevada's principal executive offices will be located at 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116, which is the same as AEC Colorado's current principal executive offices. The telephone number of AEC Colorado is (405) 840-6031, which will also be the telephone number of AEC Nevada.

The reincorporation will be effected by merging AEC Colorado into AEC Nevada. Upon completion of the merger, AEC Colorado, as a corporate entity, will cease to exist, and AEC Nevada, the new Nevada corporation, will succeed to the assets and assume the liabilities of AEC Colorado and will continue to operate the business of AEC under its current name, The American Education Corporation. The merger will be implemented as provided in the Agreement of Merger and Plan of Reorganization (referred to as the "merger agreement") in substantially the form attached as Annex A.

As provided in the merger agreement, each outstanding share of AEC Colorado common stock, par value $0.025 per share, called "AEC Colorado Common Stock," will be automatically converted into one share of AEC Nevada common stock, par value $0.025 per share, called "AEC Nevada Common Stock." IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING AEC COLORADO STOCK CERTIFICATES FOR AEC NEVADA STOCK CERTIFICATES. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The proposed AEC Nevada Articles of Incorporation (called the "Nevada Charter") and AEC Nevada Bylaws (called the "Nevada Bylaws") are attached as Annexes B and C, respectively.

A VOTE "FOR" THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE CHANGE IN OUR STATE OF INCORPORATION THROUGH A MERGER OF AEC COLORADO INTO AEC NEVADA, THE NEVADA CHARTER, THE NEVADA BYLAWS AND ALL OTHER ASPECTS OF THE REINCORPORATION.

Principal Reasons for the Reincorporation

The purpose of the reincorporation is to change our state of incorporation from Colorado to Nevada. The reincorporation is intended to permit us to be governed by the Nevada Revised Statutes ("Nevada law") rather than by the Colorado Revised Statutes ("Colorado law"). By reincorporating in Nevada, we would be governed by statutory provisions that are similar to the laws of the State of Delaware, without being subject to the higher tax rates applicable to a Delaware corporation.

Nevada law has several provisions that we believe are conducive to our operations and are advantageous compared to Colorado law, some of which include the following:

    - Shareholders can act by written consent and that consent does not have to be unanimous;

    - management has more flexibility with respect to certain actions, such as stock splits or reverse stock splits, that can be effected by the Board of Directors, so long as a corresponding increase or decrease is made in our authorized capital; and

    - the minimum amount of notice that must be provided to the shareholders under certain circumstances such as increasing authorized capital is shorter, which allows for quicker and more efficient action by the Board of Directors;

The Board of Directors believes that the reincorporation is in the best interests of AEC and its shareholders. For a comparison of shareholders' rights and the powers of management under Nevada and Colorado law, see "Comparison Between the Corporation Laws of Colorado and Nevada," below.

Agreement of Merger and Plan of Reorganization

The merger agreement provides that the reincorporation will be effected by merging AEC Colorado into AEC Nevada. AEC Nevada is a new Nevada corporation that is a wholly-owned subsidiary of AEC Colorado. Upon completion of the merger, AEC Colorado, as a corporate entity, will cease to exist and AEC Nevada will succeed to the assets and assume the liabilities of AEC Colorado and will continue to operate the business of AEC Colorado under its current name, The American Education Corporation.

Prior to the reincorporation, AEC Nevada will have no material assets or liabilities and will not have carried on any business. The merger will become effective upon the filing of articles of merger with the Secretaries of State of Colorado and Nevada.

The Board of Directors has unanimously approved the reincorporation. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable following the Annual Meeting. However, as described in the merger agreement, the merger (and thus the reincorporation) may be abandoned or the merger agreement may be amended by the Board of Directors, except that the merger agreement may not be amended after it has been approved by the AEC Colorado shareholders in any manner which, in the judgment of the Board of Directors of AEC Colorado, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

The approval of the reincorporation requires the affirmative vote of a majority of all the shares entitled to vote at the Annual Meeting. Under Colorado law, the reincorporation by means of a merger with a wholly-owned Nevada subsidiary would ordinarily require the approval of two-thirds of all the shares entitled to vote on the matter. This is the voting requirement imposed by Colorado law for corporations, such as AEC Colorado, which were in existence prior to the time the Colorado law became effective on July 1, 1994. However, Colorado law provides an exception to the two-thirds voting requirement for corporations which already contained a provision in their articles of incorporation establishing a different voting requirement to obtain shareholder approval for mergers and other significant corporate transactions. Since our incorporation in February 1981, our articles of incorporation have contained a provision which states that any action to be taken by shareholders may be taken by the vote of a majority of all of the shares entitled to vote on such action even though the Colorado corporate statute calls for a two-thirds vote instead. For this reason, the reincorporation need only be approved by a majority of all the shares entitled to vote on this matter at the Annual Meeting.

The merger agreement may be terminated and the reincorporation abandoned by the Board of Directors of AEC Colorado at any time before consummation of the reincorporation. In the event the merger agreement is terminated or the shareholders fail to approve the merger agreement and the reincorporation, we would remain a Colorado corporation.

Regulatory Approvals

Except as described herein, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger.

Dissenters' Rights

Colorado law provides that a shareholder is not entitled to dissent and obtain payment of the fair value of the shareholder's shares if, among other reasons, those shares are held of record by more than 2,000 holders and the shareholder will receive nothing other than shares of the corporation surviving the merger.

As of October 5, 2001, there were approximately 2,200 holders of record of the AEC Colorado Common Stock. The holders of AEC Colorado Common Stock will receive nothing other than shares of AEC Nevada Common Stock in the merger.

Exchange of Stock Certificates
Shares of AEC Colorado Common Stock will automatically convert by operation of law into shares of AEC Nevada Common Stock upon consummation of the reincorporation. YOU DO NOT NEED TO SEND US YOUR SHARES OF AEC COLORADO COMMON STOCK TO EXERCISE YOUR RIGHTS AS A SHAREHOLDER OF AEC NEVADA. YOUR SHARE CERTIFICATE REPRESENTING AEC COLORADO COMMON STOCK WILL, AT THE EFFECTIVE TIME OF THE REINCORPORATION, AUTOMATICALLY REPRESENT THE SAME NUMBER OF SHARES OF AEC NEVADA COMMON STOCK. If you desire to sell some or all of your AEC Nevada Common Stock after the effective date of the reincorporation, delivery of the stock certificate or certificates which previously represented shares of AEC Colorado Common Stock will be sufficient.

Market of AEC Nevada Common Stock

AEC Colorado Common Stock is currently quoted on the OTC Bulletin Board. After the merger, AEC Nevada Common Stock will be quoted on the OTC Bulletin Board under the same symbol ("AEDU") as the shares of AEC Colorado Common Stock are currently quoted. There will be no interruption in the trading of AEC Colorado Common Stock as a result of the merger. As of September 17, 2001, the date the Board of Directors approved the reincorporation, the closing price of AEC Colorado stock on the OTC Bulletin Board was $0.41. The shares of AEC Nevada Common Stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). AEC Nevada is relying upon Rule 145(a)(2) of the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act.

No Change in the Corporate Name, Board Members, Business, Management, Employee Benefit Plans or Location of the Principal Office of AEC
Colorado.

Our primary business is the development and marketing of educational software to elementary, middle and secondary schools, adult literacy centers and vocational, junior and community colleges. The reincorporation will not result in any change to our name, business, management, fiscal year, assets, liabilities or location of our principal offices. The directors of AEC Colorado will become the directors of AEC Nevada. All warrants, convertible securities, employee benefits, stock option and employee stock purchase plans of AEC Colorado will be assumed and continued by AEC Nevada, and each option or right issued by such plans will automatically be converted into an option or right to purchase one share of AEC Nevada Common Stock for each share of AEC Colorado Common Stock that would have been available for purchase under such plans, upon the same terms and subject to the same conditions. Approval of the reincorporation will also constitute approval of the assumption of these plans by AEC Nevada. Other employee benefit arrangements of AEC Colorado will also be continued by AEC Nevada upon the terms and subject to the conditions currently in effect.

We believe that the reincorporation will not adversely affect any of our material contracts with any third parties and that AEC Colorado's rights and obligations under such material contractual arrangements will continue and be assumed by AEC Nevada.

Capitalization of AEC Colorado and AEC Nevada

AEC Colorado's Amended and Restated Articles of Incorporation authorize a total of 80,000,000 shares of stock consisting of 30,000,000 shares of AEC Colorado Common Stock and 50,000,000 shares of preferred stock. The Nevada Charter authorizes the same amounts of common and preferred stock. As of October 5, 2001, 14,272,461 shares of AEC Colorado Common Stock and no shares of preferred stock were issued and outstanding. As of such date, AEC Colorado had approximately 2,200 holders of record.

The Board of Directors of AEC Nevada will be authorized from time to time, to provide for the issuance of the preferred stock in one or more series not exceeding the 50,000,000 shares of preferred stock authorized by the Nevada Charter. In addition, the Board of Directors of AEC Nevada will be vested with the authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any, of each such series by the adoption, before the issuance of any shares of such series, of an amendment to the Nevada Charter setting forth the terms of such series.

Federal Income Tax Consequences

It is anticipated that the merger will be treated as a tax-free reorganization under the Code. Accordingly, no gain or loss will be recognized by holders of AEC Nevada Common Stock or by AEC Colorado or AEC Nevada as a result of the consummation of the merger. Each holder of AEC Colorado Common Stock will have the same tax basis in the AEC Nevada Common Stock. Each shareholder's holding period with respect to the AEC Nevada Common Stock will include the period during which he held the corresponding AEC Colorado Common Stock.

THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES AND IS NOT TAX ADVICE. NO RULING FROM THE INTERNAL REVENUE SERVICE AND NO OPINION OF COUNSEL WITH RESPECT TO THE TAX CONSEQUENCES OF THE
MERGER HAVE BEEN OR WILL BE SOUGHT BY US.

Comparison Between the General Corporation Laws of Colorado and Nevada

AEC Colorado is organized as a corporation under the laws of the State of Colorado. If the reincorporation is approved by our shareholders, AEC Colorado will be merged into AEC Nevada and be subject to the Nevada Charter and the Nevada Bylaws and will then be a corporation organized under the laws of the State of Nevada following the merger.

As a Colorado corporation, we are governed by Colorado law, our Amended and Restated Articles of Incorporation and our By-laws. As a Nevada corporation, following the reincorporation, AEC Nevada will be governed by Nevada law, the Nevada Charter attached hereto as Annex B, as may be further amended from time to time and the Nevada Bylaws attached hereto as Annex C, as may be further amended from time to time.

A comparison between the applicable Colorado and Nevada laws and among these various documents are summarized below. This summary is not all encompassing and is subject to and qualified in its entirety by reference to Colorado law, Nevada law, the Nevada Charter, the Nevada Bylaws, our Amended and Restated Articles of Incorporation and our By-laws. Copies of our Amended and Restated Articles of Incorporation and our By-laws may be obtained from us by writing to Neil Johnson, Vice President and Chief Financial Officer, at The American Education Corporation, 7506 N. Broadway Extension, Suite 505, Oklahoma City, OK 73116.

Form of Organization and Purpose

AEC Colorado is a Colorado corporation. Under the AEC Colorado's Amended and Restated Articles of Incorporation, AEC Colorado is authorized to design, develop, test, manufacture and/or sell medical devices and medical technology, to engage in all other activities related to such business and to engage in and do any lawful act concerning any and all lawful business for which corporations may be organized under the laws of Colorado. The purposes regarding medical devices and medical technology were the purposes of our predecessor-in-interest, Plasmedics, Inc. We have not engaged in that business for over 14 years.

AEC Nevada is a Nevada corporation. Under the Nevada Charter, AEC Nevada will be authorized to engage in any lawful activity for which corporations may be organized under Nevada law.

Amendment of AEC Colorado's Amended and Restated Articles of
Incorporation and the Nevada Charter

Under Colorado law, a corporation's articles of incorporation may be amended by the Board of Directors without shareholder action for certain limited purposes. The Board of Directors or the holders of shares representing at least ten percent of all of the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. In general, amendment of a corporation's articles of incorporation requires the approval by the Board of Directors and the approval of the shareholders where the votes cast in favor of the amendment exceed those opposed.
In addition, the holders of the outstanding shares of a class are entitled to vote as a separate voting group on a proposed amendment if the amendment would substantially change the nature or relative rights of the shares.

Under Nevada law, generally the directors of a corporation cannot effect an amendment to the articles of incorporation without shareholder approval. In order to amend the articles of incorporation, the Board of Directors must adopt a resolution setting forth and declaring advisable the proposed amendment and direct that the proposed amendment be submitted to the shareholders for their consideration either at an annual or special meeting of shareholders. The proposed amendment must then be approved by the affirmative vote of a majority of all the shareholder votes entitled to be cast on the matter, unless the articles of incorporation require a higher vote. The Nevada Articles have no provision requiring such a higher vote. If a proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of the limitations or restrictions on the voting power of such class.

Amendment of AEC Colorado's Bylaws and the Nevada Bylaws

Unless Colorado law or the articles of incorporation reserves the right to amend the bylaws to the shareholders or a particular bylaw expressly prohibits such action by the Board of Directors, a corporation's bylaws may be amended by action of the Board of Directors. The Amended and Restated Articles of Incorporation of AEC Colorado reserve no such right. Also, AEC Colorado's shareholders may amend AEC Colorado's By-laws at an annual or special meeting of the shareholders. Nevada law provides that the Board of Directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the shareholders, if any. The Nevada Bylaws provide that the Board of AEC Nevada may amend the Nevada Bylaws.

Increasing or Decreasing Authorized Shares

Colorado law requires an amendment to the articles of incorporation to increase or decrease the number of authorized shares of any class, and further provides that a proposal to effect a reverse split of any class of shares can only be accomplished by the affirmative vote of a majority of the shareholders entitled to vote on the issue at a regularly convened shareholders meeting of the corporation at which a quorum of the shareholders is present.

Nevada law allows the Board of Directors to increase or decrease the number of authorized shares in the class or series of the corporation's shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares so long as the action taken does not alter or change any preference or any relative or other right given to any other class or series of outstanding shares and does not include any provision pursuant to which only money will be paid or scrip issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Shareholder Voting Rights Generally

AEC Colorado's Amended and Restated Articles of Incorporation provide that one-third of the outstanding shares constitutes a quorum. Each shareholder is entitled to one vote for each share of capital stock held by such shareholder. Colorado law provides that in all matters other than the election of directors, a measure will be approved if the vote in favor of the measure exceeds the vote against the measure, unless Colorado law or the articles of incorporation specify a different voting requirement. AEC Colorado's Amended and Restated Articles of Incorporation provide that when any action to be taken by shareholders on significant corporate actions, such as mergers, sales of all or substantially all the assets of the corporation, or amendments to the articles of incorporation, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof. Each shareholder entitled to vote may authorize others to act for such shareholder by proxy, but no proxy may be voted or acted upon after eleven months from its date, unless the proxy specifically provides for its effectiveness for a longer period.

Under Nevada law, unless otherwise provided in the articles of incorporation or in the resolution providing for the issuance of the stock adopted by the Board of Directors, every shareholder is entitled at each meeting of shareholders to one vote for each share of stock standing in his or her name on the records of the corporation. Unless Nevada law or the articles of incorporation or the bylaws provide for different proportions, a majority of the voting power constitutes a quorum for the transaction of business, and action by the shareholders on a matter other than the election of directors will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Directors are generally elected by a plurality of the votes cast at the election.
Additionally, unless Nevada law or the articles of incorporation provide otherwise, if two or more classes of stock are entitled to vote separately on any matter for which Nevada law requires approval, the matter must be approved by separate vote of each class. A shareholder may vote the stock that the shareholder owns either in person or by proxy. A proxy is not valid for more than six months after the date of its creation, unless it is coupled with an interest or unless the shareholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation.

Shareholder Action by Written Consent

Under Colorado law, unless a corporation's articles of incorporation require that such action be taken at a shareholders meeting (for which the Amended and Restated Articles of Incorporation do not so provide), any action that may be taken at a meeting may be taken without a meeting if a consent in writing is signed by all of the shareholders entitled to vote thereon. No action taken without a meeting is effective unless the corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote on the action.

Under Nevada law, unless otherwise provided in a corporation's articles of incorporation or bylaws (for which the Nevada Charter and the Nevada Bylaws will not provide otherwise), any action required or permitted to be taken at a meeting of shareholders (except the election of directors) may be taken without a meeting if before or after the action, a written consent is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Special Shareholder Meetings

Special meetings of shareholders may be held on call of the Board of Directors or the person or persons authorized by the corporation's bylaws or resolution of the Board of Directors to call such a meeting or if demanded by holders of at least 10% of all votes entitled to vote. AEC Colorado's By-laws provide that the President or the Board of Directors can also call a special meeting of the shareholders.

Nevada law has no general rule for calling special meetings. The Nevada Bylaws provide that special meetings of shareholders may be called by the chairman of the board, the president, or a majority of the Board of Directors or executive committee of the Board of Directors of AEC Nevada or at the request in writing of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting.

Inspection Rights

Both Nevada and Colorado law allow certain shareholders to inspect certain corporate documents for a purpose reasonably related to such person's interests as a shareholder.

Number and Election of Directors

The minimum number of directors of a Colorado corporation is one, and directors must be natural persons at least eighteen years of age. Colorado law provides that the number of directors shall be specified in or fixed in accordance with the bylaws. Colorado law also permits a corporation to establish a range for the size of the Board of Directors in its bylaws by setting a minimum and maximum number of directors. If established, the number of directors may be fixed or changed ffrom time to time within such range by the shareholders or the Board of Directors. In addition, Colorado law permits, but does not require, staggering the terms of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Colorado law also permits election of directors based on a particular class of shareholders. Directors of a Colorado corporation are elected by a plurality vote of the votes present in person or represented by proxy at a shareholders meeting and entitled to vote on the election of directors. Under Colorado law, there is cumulative voting unless the articles of incorporation provide otherwise. The Amended and Restated Articles of Incorporation of AEC Colorado provide that the number of directors shall not be less than three nor more than nine, the exact number to be fixed by the By-laws. The current number of directors is five. The Amended and Restated Articles of Incorporation of AEC Colorado provide that there is no cumulative voting.

Under Nevada law, every corporation must have at least one director, and all directors must be natural persons who are at least eighteen years of age. Nevada law provides that a corporation may provide in its articles of incorporation or its bylaws for a fixed number of directors or a variable number of directors within a fixed maximum and minimum, and for the manner in which the number of directors may be increased or decreased. In addition, Nevada law permits, but does not require, a classified Board of Directors, with staggered terms, or with directors elected by particular classes or series of shares, so long as at least one-fourth of the directors are elected every year.
Directors of a Nevada corporation are elected by a plurality of the votes cast at the election. Under Nevada law, cumulative voting is not available unless provided for in the articles of incorporation. If any corporation fails to elect directors within 18 months after the last election of directors, the district court of Nevada has equity jurisdiction, upon application of any one or more shareholders holding stock entitling them to at least 15% of the voting power, to order the election of directors. The Nevada Charter provides that the Nevada Bylaws will set forth the number of directors and the Nevada Bylaws provide that there shall not be less than one director. As set forth in the Nevada Charter, the initial number of directors will be five.

Removal of Directors

A director of AEC Colorado may be removed by the shareholders with or without cause. Generally, a director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, if a director is elected by a voting group, only the shareholders of that voting group may participate in the vote to remove that director and, if elected under cumulative voting, such director may not be removed if the number of votes sufficient to elect such director under cumulative voting is voted against such removal. Colorado law permits the removal of a director by shareholders only at a meeting called for that purpose, which notice must state that the purpose or one of the purposes of the meeting is the removal of the director.

A director of a Nevada corporation may be removed with or without cause during his term of office only by a vote of shareholders representing not less than two-thirds of the voting power of the issued and outstanding shares entitled to voting power, unless the articles of incorporation provide for a greater than two-thirds vote (for which the Nevada Charter does not so provide).

Vacancies on the Board of Directors

Both Colorado and Nevada law provide that, unless the articles of incorporation provide otherwise, a vacancy on the Board of Directors, whether resulting from the increase in the number of directors or otherwise, may be filled by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

Standard of Conduct

Under Colorado law, each director or officer is required to discharge such director's or officer's respective duties in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the corporation. In discharging those duties, a director or officer is entitled to rely on certain information specified under Colorado law, unless such director has knowledge that makes such reliance unwarranted.

Nevada law provides that directors and officers shall exercise their powers in good faith and with a view to the interests of the corporation. In discharging their duties, a director or officer may rely on certain information specified under Nevada law. Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. That presumption applies even to the extent that a director or officer takes action to resist a change or potential change in control of a corporation which impedes the exercise of the right of shareholders to vote for or remove directors, insofar as the directors have reasonable grounds to believe that a threat to corporate policy and effectiveness exists and the action taken is reasonable in relation to that threat.

Conflicting Interest Transaction

Under both Nevada and Colorado law, contracts or transactions in which one or more of a corporation's directors, or in the casee of Nevada, officers, has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Nevada and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the Board of Directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. Similar requirements apply under Nevada law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board.

Indemnification of Directors and Officers and Limitation of Liability

Under Colorado law, a corporation may indemnify a person made a party to a proceeding (other than any action brought by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit) because the person is or was a director against liability incurred in the proceeding, if (a) the person conducted himself or herself in good faith; (b) the person reasonably believed (i) with respect to conduct in an official capacity, that his or her conduct was in the best interests of the corporation and (ii) in all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and (c) in the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

Colorado law mandates that, unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding in which the person was a party because the person is or was a director against reasonable expenses incurred by him or her in connection with the proceeding.

Under Colorado law, indemnification payments are subject to a case-by-case determination that the applicable standards of conduct have been met and such a determination is decided by a majority of the Board of Directors, but only when a quorum is present. Only a director not party to the roceeding may be counted for satisfying the quorum. If a quorum cannot be obtained, the Board of Directors may select a committee of at least two directors each not party to the proceeding to make the determination by majority vote. If a quorum cannot be obtained or a committee selected, or if the directors constituting a quorum or the committees so direct, the determination may be made by independent legal counsel or the shareholders.

Under Colorado law, the corporation may, if so provided in the articles of incorporation, eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law unlawful distributions, or any transaction from which the director directly or indirectly derived an improper personal benefit.

Notwithstanding other common-law protections that an officer or director may have, no director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation.

Nevada law provides that a corporation may indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, against expenses and amounts paid in settlement in connection with the action, suit or proceeding if the person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, Nevada law allows a corporation to indemnify a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation by reason of the fact that the person is or was a director, officer, employee or agent against expenses incurred by him in connection with the defense or settlement of the action or suit if the person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which the person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless a court determines that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses. In the case of any discretionary indemnification,

Nevada law requires, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the Board of Directors for which the quorum does not consist of parties to the proceeding; (b) independent legal counsel in a written opinion; or (c) shareholder approval. Nevada law requires that a corporation indemnify a director, officer, employee or agent of the corporation who has been successful on the merits or otherwise in defense of any action, suit or proceeding described above against expenses incurred by him or her in connection with such defense. The Nevada Charter provides that AEC Nevada shall indemnify any director, officer, employee, or agent for any expense reasonably incurred by reason of being or having been a director, officer, employer or agent of AEC Nevada to the fullest extent permitted by Nevada law. Nevada law permits a corporation to eliminate or limit the personal liability of its directors and officers to the corporation and its shareholders for damages for breach of fiduciary duty as a director or officer, except for liability for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of Nevada law. The Nevada Charter contains a provision that eliminates this personal liability.

Dividends and Other Distributions

Under both Nevada and Colorado law, unless prohibited by the articles of incorporation, the authorization by the Board of Directors and payment by the corporation of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those shareholders receiving the distribution.

Dissenters' Rights

Under both Nevada and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Nevada and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the major corporate transaction. Dissenters' rights are not available to shareholders of a corporation if the merger does not require shareholder approval or if the corporation's shares are listed on a national securities exchange registered under the Securities Exchange Act of 1934, or on a National Association of Securities Dealers Automated Quotation System, or there are more than 2,000 shareholders at the time of the record date for notice of the shareholders' meeting where the vote will occur.

Merger, Consolidation, Share Exchange and Transfer of Assets

The sale, lease, exchange, or other disposition of all or substantially all of a corporation's property other than in the usual and regular course of the corporation's business, or a merger or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of a majority or, in some cases, two-thirds, of the outstanding shares entitled to vote thereon, although the corporation's articles of incorporation or bylaws may require a higher vote.

Under Nevada law, a corporation may sell, lease or exchange all of its property and assets, upon terms and conditions that the Board of Directors may deem expedient and for best interests of the corporation, when authorized by the affirmative vote of shareholders holding at least a majority of the voting power. For a merger or share exchange, Nevada law requires approval of the plan of merger or exchange by the shareholders holding a majority of the voting power.

Change in Control

In recent years, a number of states have adopted special laws designed to make certain kinds of corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Colorado has no such statute. There are various provisions of Nevada law that are designed to encourage a person seeking control of a Nevada corporation to negotiate with the target corporation's Board of Directors and shareholders. This is accomplished by allowing the target corporation's Board of Directors and shareholders to determine the voting rights, if any, of the acquiring person.

Under Nevada law, a person acquiring shares amounting to a "controlling interest" obtains voting rights in such shares only as are conferred by a resolution of the shareholders of the corporation, approved at a special or annual meeting of the shareholders. When an acquiring person has acquired a controlling interest in a corporation, such acquiring person may request in an offeror's statement that the Board of Directors call a special meeting for the purpose of determining the voting rights of the shares held by the acquiring person. The offeror's statement is to identify the acquiring person and all persons affiliated with the acquiring person, the number of shares owned by the acquiring person and persons affiliated with the acquiring person and when purchased, and the percentage of voting securities held by the acquiring person and persons affiliated with the acquiring person. Provided that the acquiring person agrees to pay all expenses associated with the calling of the meeting, within ten days of the receipt of the offeror's statement, the Board of Directors shall call a meeting of the shareholders to determine the voting rights to be accorded the shares held by the acquiring person. When calling such a meeting, the Board of Directors must include a complete copy of the offeror's statement and a statement of the Board of Directors regarding its position with respect to the acquiring person's actions. A resolution of the shareholders to grant voting rights to the shares held by the acquiring person must be approved by the holders of a majority of the voting power of the corporation and, if the acquisition will alter or change any preference or right given to any class or series of securities of the corporation, by the holders of a majority of each such class so affected.

If provided in the articles of incorporation or the bylaws of the corporation, the corporation may call for the redemption of the shares held by the acquiring person if (a) the acquiring person fails to deliver to the Board of Directors the offeror's statement within ten days of acquiring a controlling interest in the corporation, or (b) the offeror's statement is timely delivered, but the shares held by the acquiring person are not accorded full voting rights by the shareholders. If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any shareholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such shareholder's shares. Within twenty days of the vote according the shares of the acquiring person voting rights, the corporation shall send notice to any shareholders who did not vote in favor of such action notifying him or her of his or her right to receive fair value for his shares. Within twenty days of the mailing of such notice, a shareholder may demand payment for such shareholder's shares, and the corporation must comply within thirty days.

An "acquiring person" means any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation, but the term does not include any person who, in the ordinary course of business and without an intent to avoid the requirements set forth above, acquires voting shares for the benefit of others, in respect of which such person is not specifically authorized to exercise or direct the exercise of voting rights. "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the fact that voting rights have not yet been accorded by the shareholder in the manner set forth above, to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise one-fifth to a majority or more of all the voting power of the corporation in the election of directors.

Nevada law provides that the change of control provisions described above apply to all corporations, unless the articles of incorporation or the bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that such provisions do not apply to the corporation. THE NEVADA CHARTER PROVIDES THAT THESE PROVISIONS WILL NOT APPLY TO AEC NEVADA.

Nevada law also contains provisions which prohibits certain combinations within three years after an "interested shareholder" acquires shares of a corporation, unless the purchase of shares made by the interested shareholder is approved by the Board of Directors. An "interested shareholder" is generally defined as any person who is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation. THE NEVADA CHARTER PROVIDES THAT THESE PROVISIONS WILL NOT APPLY TO AEC NEVADA.

Dissolution

Under Colorado law, after shares have been issued, dissolution must be approved by a resolution of the Board of Directors and such dissolution must also be approved by each voting class of shareholders entitled to vote by a majority of all votes entitled to be cast on the matter, unless a higher vote is required by the articles of incorporation or by the bylaws. Under similar Nevada law, if the board decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by a majority of the shareholders' votes cast, unless a higher vote is required by the articles of incorporation or by the bylaws.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
REINCORPORATION (INCLUDING APPROVAL OF THE NEVADA CHARTER, THE NEVADA BYLAWS AND THE MERGER AGREEMENT).


                               PROPOSAL 4
            AMENDMENT TO 1998 STOCK OPTION PLAN FOR EMPLOYEES
-----------------------------------------------------------------------

The Board of Directors has adopted, subject to shareholder approval, an amendment to the Option Plan to increase the number of shares authorized for issuance from 1,650,000 to 2,650,000. The increase in the number of shares of common stock reserved for issuance under the Option Plan is being submitted for shareholder approval to ensure continued qualification of the Option Plan under the Internal Revenue Code's rules relating to incentive stock options. The Board of Directors adopted this amendment to ensure that we can continue to grant stock options to employees at levels determined appropriate by the Board of Directors.

As of October 5, 2001, 218,029 shares remained available for future grants of stock options under the Option Plan. The Board of Directors believes that the granting of stock options is imperative to allow us to attract and retain the services of talented executives.

Summary of the Option Plan

A summary description of the Option Plan as proposed to be amended follows. This description is qualified in its entirety by reference to the specific provisions of the Option Plan which have been filed with the Securities and Exchange Commission.

The purpose of the Option Plan is to enhance the performance of our key employees. By encouraging ownership of our common stock among those employees who have significant roles in our success, the Option Plan more closely aligns the interests of our key employees with those of our shareholders. We believe such unity of interests benefits our shareholders. Moreover, we believe that the Option Plan has a positive effect on our ability to attract, motivate and retain employees of outstanding skill and ability.

Under its terms, the Option Plan can be amended by the Board of Directors at any time and from time to time; provided that no amendment will be effective unless the approval of our shareholders has been obtained if (i) the amendment would alter or impair any of the rights or obligations under any option previously granted to an employee under the Option Plan; (ii) approval of the amendment is required for the Option Plan to continue to be in compliance with Section 422 of the Code; (iii) the amendment materially increases the total number of shares of common stock which may be made the subject of options to be granted under the Option Plan; or (iv) the amendment materially modifies the requirements as to eligibility for participation in the Option Plan.

Administration.   The Option Plan is administered by the Board of
Directors. The Board of Directors has the authority to:

    - make grants and determine their terms, subject to the provisions of the Option Plan;

    -  interpret the provisions of the Option Plan;

    - adopt any rules, procedures and forms necessary for the operation and administration of the Option Plan; and

    - determine all questions relating to the eligibility and other rights of all persons under the Option Plan.

The Option Plan, as amended by a vote at the 2000 Annual Meeting of Shareholders, allows us to grant an aggregate of 1,650,000 shares of common stock for issuance pursuant to the Option Plan, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization with respect to the shares of common stock. If the proposed amendment is approved, the number of shares of common stock that can be issued pursuant to the Option Plan will be increased from 1,650,000 to 2,650,000. The shares of stock issuable under the Option Plan may consist in whole or in part of unissued shares or reacquired shares. If a grant expires or is canceled, any shares that were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grants.

Eligibility.    All of our key employees are eligible to be
participants. There are currently approximately 100 employees who are eligible to receive options under the Option Plan.

Types of Options.   The Option Plan permits the granting of stock
options, including incentive stock options. Options which are issuable under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options. The
Board of Directors may grant more than one option to an employee during the term of the Option Plan, and such option may be in addition to an option previously granted; provided, however, that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by such employee during any calendar year (under all stock option plans of AEC and our subsidiaries) may not exceed $100,000. All options (both incentive stock options and nonstatutory options) are exercisable at not less than 100% of the fair market value of the underlying common stock on the date of grant. However, the exercise price for an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock, actually or constructively under Section 425(d) of the Code, must be at least 110% of the fair market value of the underlying common stock as of the date of grant.

Terms and Conditions.   The term during which each option may be
exercised will be determined by the Board of Directors, but in no event may an option be exercisable after the expiration of ten years from the date such option was granted (this period is reduced to five years in the case of incentive stock options granted to an employee owning more than 10% of the combined voting power of all classes of our stock). In addition, if the person to whom options are granted under the Option Plan ceases to be an employee for any reason, options that are not then exercisable shall terminate. Options that are exercisable at the date of termination will generally be exercisable for a period of 90 days following such termination, subject to the following two exceptions:

    1. If the termination is due to the death or disability of the employee, the options then exercisable by the employee may be exercised for a period of one year following the employee's death or disability.

    2. If the employee is terminated for cause, all options will immediately terminate and will not be exercisable.

Options granted under the Option Plan cannot be transferred by an optionee. However, if the optionee dies, his or her heirs can receive and exercise options for a period of one year after the optionee's death.

Except as provided otherwise by the Board of Directors, payment for shares of common stock purchased upon exercise of an option granted under the Option Plan must be made in full at the time of such exercise.

Term of the Option Plan.   Stock options may not be granted under the
Option Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Summary of Benefits Provided Under the Option Plan.   The number of
and value of options to be granted to our employees and executive officers in the future is not presently determinable and will be determined by the Board of Directors. Since the adoption of the Option Plan in 1998, 1,681,500 options to purchase a total of shares of common stock have been granted (including both options originally granted and those that have terminated and have been reissued). Optionees have exercised options to purchase a total of 180,970 shares, and options to purchase 251,529 shares have terminated. As of October 5, 2001, there were outstanding options to purchase 1,249,001 shares of common stock. This number represents 8.8% of the total number of shares of common stock issued and outstanding as of that date.

From the adoption of the Option Plan through October 5, 2001, options to purchase 430,000 shares of common stock have been granted to current executive officers, and options to purchase 1,251,500 shares have been granted to other current and former employees.

Federal Income Tax Consequences

The following is a brief description of the U.S. Federal income tax treatment that will generally apply to options issued under the Option Plan, based on U.S. Federal income tax laws in effect on the date of this proxy statement. The exact U.S. Federal income tax treatment of an option will depend on the specific nature of the option. Recipients of options should not rely on this discussion for individual tax advice, as each recipient's situation and tax consequences of any particular option will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and other tax advice.

The granting of either incentive stock options or nonstatutory options will not result in immediate taxable income to the optionee or have any tax consequence to us.

The exercise of a nonstatutory option will normally result in ordinary income to the optionee in the amount by which the fair market value of the shares acquired exceeds the exercise price. Income tax withholding may be met either through cash payment at the time of exercise or through share withholding. Subject to the requirements of reasonableness, the provisions in Section 162(m) of the Code and the satisfaction of any tax reporting obligation and any withholding obligation, we will generally receive a tax deduction in an amount that corresponds to the optionee's ordinary income. On any subsequent disposition of stock acquired through the exercise of a nonstatutory option, the gain or loss, measured as the sales price less the fair market value on the date of exercise, will be capital gain or loss.

The exercise of an incentive stock option will not result in taxable income to the optionee if the optionee does not dispose of the stock acquired through such exercise within two years of the date the option was granted or one year after the option is exercised. However, the difference between the fair market value of the shares upon exercise and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If the exercise and disposition requirements are met, any gain realized by the optionee when such shares are sold will be taxed as capital gain. We will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a nonstatutory option for tax purposes.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE OPTION PLAN.


                              PROPOSAL 5

             AMENDMENT TO THE 1998 DIRECTORS' STOCK OPTION PLAN
-----------------------------------------------------------------------

The Board of Directors adopted, subject to shareholder approval, an amendment to the Director Plan to increase the number of shares authorized for issuance from 100,000 to 200,000. The Board of Directors adopted this amendment to ensure that we can continue to grant stock options to directors at levels determined appropriate by the Board of Directors.

As of October 5, 2001, 7,000 shares remained available for future grants of stock options under the Director Plan. The Board of Directors believes that the granting of stock options is imperative to allow us to attract and retain the services of experienced and knowledgeable directors who are not employees and to provide incentive for non-employee directors to increase their interests in our long-term success and progress.

Summary of the Director Plan

A summary description of the Director Plan as proposed to be amended as follows. This description is qualified in its entirety by reference to the specific provisions of the Director Plan which have been filed with the Securities and Exchange Commission.

The Board of Directors believes that the granting of stock options is imperative to allow us to attract and retain the services of experienced and knowledgeable directors who are not employees of AEC or any of our subsidiaries and to provide additional incentive for nonemployee directors to increase their interest in our long-term success and progress.

Administration.   The Director Plan is administered by the entire
Board of Directors. Under the Director Plan, stock options for a maximum of 100,000 shares of the common stock may be granted, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or a change in capitalization with respect to the shares of common stock. If the proposed amendment is approved, the number of shares of common stock that can be issued pursuant to the Director Plan will be increased from 100,000 to 200,000. The shares of stock issuable under the Director Plan may consist in whole or in part of unissued shares or reacquired shares. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grant.

Eligibility.   Participation in the Director Plan is limited to
directors who are not, and were not during the preceding twelve months, our employees.

During the term of the Director Plan, each outside director will be granted the option to purchase 5,000 shares of common stock when he or she is first elected or appointed to serve on the Board of Directors. The Director Plan provides that, commencing with calendar year 1999, and continuing for each calendar year thereafter while the Director Plan is in effect, each outside director is automatically granted an option to purchase 3,000 shares of common stock as of January 1 of such calendar year.

Terms and Conditions.   The exercise price for all stock options
granted under the Director Plan will not be less than 100% of the fair market value of the underlying common stock on the date of the grant. All stock options granted under the Director Plan will be fully exercisable on the date of grant. However, no option may be exercisable more than three years after the date the stock option is granted or, if earlier, ninety days after the date the outside director ceases to be a director. Further, if an outside director ceases to be a director because he or she is removed as a director for cause (as determined by the Board of Directors or the shareholders at the time of such removal), then all options held by the outside director will immediately lapse and will no longer be exercisable.

Stock options granted under the Director Plan cannot be transferred by an outside director. However, if the director dies, his or her heirs can receive and exercise options for a period of one year after the director's death.

Except as provided otherwise by the Board of Directors, payment for shares of common stock purchased upon exercise of an option granted under the Director Plan must be made in full at the time of such exercise, whether in cash, shares of common stock, the relinquishment of options to purchase shares of common stock, or any combination of cash, shares of stock, or options.

Amendment of the Director Plan.   The Board of Directors may at any
time amend, suspend or terminate the Director Plan, subject to the following:

    - No amendment may alter or impair the number of shares, exercise price or duration of any option previously granted to an outside director without the consent of the affected outside director.

    - No amendment may become effective without the prior approval of our shareholders if such approval would be required for continued compliance with Rule 16b-3 of the Securities Exchange Act of 1934.

In addition, the Board of Directors may not, without further approval of our shareholders, amend the Director Plan to:

    - Materially increase the total number of shares of common stock which may be made the subject of options to be granted;

    -  change the manner of determination of the exercise price;

    - extend the maximum period during which options may be granted or exercised; or

    - materially modify the requirements as to eligibility for participation in the Director Plan.

Term of the Director Plan.   Stock options may not be granted under the
Director Plan after March 31, 2008, but then outstanding stock options may be exercised beyond such date in accordance with their respective terms.

Federal Income Tax Consequences

All stock options granted under the Director Plan will be nonstatutory options not entitled to special tax treatment under Section 422 of the Code (which is applicable only to "incentive stock options" as defined in that Section). An outside director will not recognize taxable income upon the grant of a nonstatutory stock option. However, an outside director who exercises a nonstatutory stock option generally will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the common stock acquired (called "nonstatutory option stock") on the exercise date over (ii) the exercise price.

With respect to any nonstatutory option, an outside director will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling nonstatutory option stock, an outside director generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the nonstatutory option stock over that director's tax basis in such stock. Whether the gain or loss will be a long-term gain or loss will depend on how long the director has held the nonstatutory option stock after the date of the exercise.

The grant of a stock option under the Director Plan will have no tax consequences to us. However, we generally will be entitled to a business-expense deduction with respect to any ordinary income recognized by an outside director upon exercise of an option granted under the Director Plan, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an "excess parachute payment" within the meaning of
Section 280G of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE DIRECTOR PLAN.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a note receivable due from its President in the amount of $300,000 that was advanced in October 2000. The note bears interest at our lowest bank lending rate (approximately 8.5% at December 31, 2000). Principal and interest is due in one payment on October 26, 2003. During 2000, the Company also provided the President short-term advances totaling $6,609.

On December 1, 1998, we acquired the business of Learning Pathways Limited ("LP"), an entity organized under the laws of the United Kingdom, pursuant to the terms of an Agreement (the "Purchase Agreement") dated as of November 25, 1998, between Geoffrey and Teresa Glossop (the "Sellers") and AEC. One of the Sellers, Geoffrey Glossop, is a current director and is a nominee for director. Pursuant to the Purchase Agreement, we paid the Sellers 510,030 shares of common stock and cash of U.S. $165,760. The Purchase Agreement further provides that, if LP meets or exceeds certain financial goals set forth in the Purchase Agreement, then we will issue the Sellers additional shares of common stock. In May 2000, 63,754 shares were paid to the Sellers for their 1999 performance. In connection with the Purchase Agreement, we also granted the Sellers piggy-back registration rights for the shares of the common stock issued to them. Also, LP paid Editplan Services, Ltd. a consulting fee of $144,054 in 2000, and $143,290 in 1999 to perform management services for LP. Geoffrey Glossop is an executive officer of, and owns more than 10% of the equity ownership in, Editplan Services, Ltd.

DEADLINE FOR SHAREHOLDER PROPOSALS

Proposals of shareholders for consideration at the 2002 Annual Meeting of Shareholders must be received by us on or before June 14, 2002. Proposals must adhere to the requirements of the Securities Exchange Act of 1934, as amended, and should be sent to Jeffrey E. Butler, Chief Executive Officer, The American Education Corporation, 7506 N. Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116.

COMPLIANCE WITH SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of the common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock. Based solely upon a review of Forms 3, 4 and 5 furnished to us with respect to the year ended December 31, 2000, to the best of our knowledge, our directors, executive officers and holders of more than 10% of our common stock timely filed the reports required by
Section 16(a).

OTHER ITEMS

The Board of Directors does not intend to present further items of business at the Annual Meeting and knows of no such items that will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.

FORM 10-KSB AND ANNUAL REPORT TO SHAREHOLDERS

A copy of our Annual Report on Form 10-KSB for the year ending December 31, 2000 is available without charge to any shareholder who requests a copy in writing from Jeffrey E. Butler, The American Education Corporation, 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116. The 2000 Annual Report to Shareholders for the year ending December 31, 2000 is being mailed to the shareholders with this proxy statement. The 2000 Annual Report to Shareholders is incorporated by reference into this soliciting material.

By Order of the Board of Directors

/s/ Jeffrey E. Butler
-------------------------------------
Jeffrey E. Butler
President and Chief Executive Officer

Oklahoma City, Oklahoma
October 12, 2001

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.




                                ANNEX "A"

               AGREEMENT OF MERGER AND PLAN OF REORGANIZATION
-----------------------------------------------------------------------

This Agreement of Merger and Plan of Reorganization (the "Agreement"), dated as of September __, 2001, is executed by and between The American Education Corporation, a Colorado corporation located at 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116 ("AEC"), and The American Education Corporation, a Nevada corporation and wholly-owned subsidiary of AEC located at 7506 North Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116 ("AEC Nevada").

WHEREAS, AEC's authorized capital stock consists of 30,000,000 shares of common stock, par value $0.025 (the "Existing Common Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock");

WHEREAS, at the close of business on October 5, 2001, 14,272,461 shares of Existing Common Stock and no shares of Preferred Stock were issued and outstanding;

WHEREAS, AEC Nevada's authorized capital stock consists of 30,000,000 shares of common stock, par value $0.025 per share ("New Common
Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share, of which 100 shares of New Common Stock are issued and outstanding and held by AEC;

WHEREAS, the Board of Directors of AEC has determined that it is advisable and in the best interests of AEC and its shareholders that AEC merge with and into AEC Nevada (the "Merger"), with AEC Nevada continuing as the surviving corporation (the "Surviving Corporation"), and has approved and adopted this Agreement and the transactions contemplated hereby and has recommended the approval by the shareholders of AEC of this Agreement;

WHEREAS, the Board of Directors of AEC Nevada has determined that the Merger is advisable and in the best interests of AEC Nevada and has approved and adopted this Agreement and the transactions contemplated hereby; and

WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended:

NOW, THEREFORE, the parties hereto hereby agree as follows:


                              ARTICLE I

                             THE MERGER

    1.1 The Merger. Subject to the terms and conditions of this Agreement, AEC shall be merged with and into AEC Nevada in accordance with the Colorado Business Corporation Act (the "CBCA") and the Nevada Revised Statutes (the "NRS"). From and after the Effective Time, as defined below, the separate corporate existence of AEC shall cease and AEC Nevada shall continue as the Surviving Corporation and shall succeed to and assume all the rights and obligations of AEC and AEC Nevada in accordance with the CBCA and the NRS.

    1.2 Effective Time. The Merger shall become effective (the "Effective Time") following the due filing of (i) articles of merger with the Colorado Secretary of State in accordance with the CBCA and
(ii) articles of merger with the Nevada Secretary of State in accordance with the NRS, or at such later time as is specified in the articles of merger.

    1.3 Articles of Incorporation and Bylaws. The Articles of Incorporation of AEC Nevada (the "Articles of Incorporation") shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time, until thereafter changed or amended as provided therein or by applicable law. The Bylaws of AEC Nevada (the "Bylaws") shall be the Bylaws of the Surviving Corporation after the Effective Time, until thereafter changed or amended as provided therein or by applicable law.

    1.4 Directors and Officers. The directors and officers of AEC at the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation after the Effective Time, until expiration of their current terms as such, or prior resignation, removal or death, subject to the Articles of Incorporation and the Bylaws.


                             ARTICLE II

                  CONVERSION AND EXCHANGE OF STOCK

    2.1 Conversion. As of the Effective Time, by virtue of the Merger and without any action on the part of any shareholder of AEC:

        (a) Each issued and outstanding share of Existing Common Stock shall be converted into and become one validly issued, fully paid and non-assessable share of New Common Stock.

        (b) Each share of New Common Stock that is owned by AEC at the Effective Time shall be cancelled and retired and shall cease to exist.

    2.2  Exchange Procedures.

        (a) As of the Effective Time, each certificate representing issued and outstanding shares of Existing Common Stock ("Existing Certificates") shall be deemed for all purposes to evidence ownership of, and to represent, the same number of shares of New Common Stock. The registered owner on the books and records of AEC Nevada or its transfer agent of any such Existing Certificate shall, until such certificate is surrendered for transfer pursuant to this Section 2.2, have and be entitled to exercise any and all voting and other rights with respect to, and receive any and all dividend and other distributions upon, the shares of New Common Stock evidenced by such Existing Certificate.

        (b) After the Effective Time of the Merger, each holder of an Existing Certificate may, at such holder's option, surrender the same for cancellation to UMB Bank, N.A., as transfer agent (the "Exchange Agent"). Upon surrender of Existing Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by AEC Nevada, duly executed, the holder of such Existing Certificates shall be entitled to receive in exchange therefore certificates representing shares of New Common Stock ("AEC Certificates") representing a number of shares of New Common Stock equal to the number of shares of Existing Common Stock represented by such Existing Certificates. If any AEC Certificate is to be issued in a name other than that in which the Existing Certificate surrendered in exchange therefore is registered, it shall be a condition of the issuance thereof that the Existing Certificate so surrendered shall be properly endorsed and the signatures thereon properly guaranteed and otherwise proper in form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of an AEC Certificate in any name other than that of the registered holder of the Existing Certificate surrendered, or otherwise required, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

        (c) At the Effective Time, the stock transfer books of AEC shall be closed and no transfer of shares of Existing Common Stock shall thereafter be made.


                             ARTICLE III

                        EFFECT OF THE MERGER


At the Effective Time of the Merger, the separate existence and corporate organization of AEC shall cease and AEC Nevada, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger; (ii) shall be subject to all actions previously taken by its and AEC's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of AEC in the manner more fully set forth in Section 92A.250 of the NRS; (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of AEC in the same manner as if AEC Nevada had itself incurred them, all as more fully provided under the applicable provisions of the NRS and the CBCA.


                             ARTICLE IV

                             CONDITIONS

Consummation of the Merger is subject to the approval of the Merger by the affirmative vote of the holders of a majority of the shares of Existing Common Stock outstanding on the record date fixed for determining shareholders of AEC entitled to vote thereon.


                             ARTICLE V

                           MISCELLANEOUS

    5.1 Termination. At any time prior to the consummation of the Merger, this Agreement may be terminated and the Merger abandoned by the Board of Directors of AEC.

    5.2 Amendment. This Agreement may be amended at any time prior to the Effective Time with the mutual consent of the Boards of Directors of AEC and AEC Nevada; provided, however, that this Agreement may not be amended after it has been approved by the shareholders of AEC in any manner which, in the judgment of the Board of Directors of AEC, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

    5.3 Headings. The headings set forth herein are inserted for convenience or reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

    5.4 Deferral. Consummation of the Merger may be deferred by the Board of Directors of AEC for a reasonable period of time if the Board of Directors of AEC determines that deferral would be in the best interest of AEC and its shareholders.

    5.5 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not paid by the respective parties. If for any reason the Merger shall not become effective, AEC shall pay all expenses incurred in connection with all of the proceedings taken in respect of this Agreement or relating hereto.

    5.6 Agreement. An executed copy of this Agreement will be on file at the principal place of business of the Surviving Corporation at 7506 N. Broadway Extension, Suite 505, Oklahoma City, Oklahoma 73116 and, upon request and without cost, a copy thereof will be furnished to any shareholder.

    5.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

    5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent the laws of the State of Colorado shall mandatorily apply to the Merger.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by its respective officers hereunto duly authorized all as of the date first above written.

THE AMERICAN EDUCATION CORPORATION,
a Colorado corporation


By:  _________________________________
     Jeffrey E. Butler, President
     and Chief Executive Officer

ATTEST:

______________________________________
Thomas A. Shively, Assistant Secretary

THE AMERICAN EDUCATION CORPORATION,
a Nevada corporation


By:  _________________________________
     Jeffrey E. Butler, President
     and Chief Executive Officer

ATTEST:

______________________________________
Thomas A. Shively, Assistant Secretary


                                ANNEX "B"

                      Nevada Articles of Incorporation
                      --------------------------------

                        ARTICLES OF INCORPORATION

                                   OF

                     THE AMERICAN EDUCATION CORPORATION
                            a Nevada corporation

                                ARTICLE I
                           NAME OF CORPORATION
                           -------------------

The name of the corporation is The American Education Corporation (the "Corporation").

                               ARTICLE II
                                 PURPOSE
                                 -------

The purpose for which the Corporation is organized is to engage in any lawful activity within or without the State of Nevada.

                              ARTICLE III
                           REGISTERED AGENT
                           ----------------

The name of the person designated as the Corporation's resident agent and the street address of the resident agent where process may be served upon the Corporation are as follows:

Jones, Jones, Close & Brown, Chartered, d/b/a Jones Vargas,
3773 Howard Hughes Parkway, Suite 300 South
Las Vegas, Nevada 89109

                              ARTICLE IV
                            CAPITAL STOCK
                            -------------

    (A) The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Eighty Million (80,000,000) shares. Thirty Million (30,000,000) shares shall be Common Stock, par value $0.025 per share, and Fifty Million (50,000,000) shares shall be Preferred Stock, par value $0.001 per share.

    (B) The Preferred Stock may be divided into such classes and series as the Board of Directors may fix and determine by resolution. The Board of Directors is authorized to determine and alter the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.


                              ARTICLE V
                              DIRECTORS
                              ---------

The members of the governing board of the Corporation shall be styled "directors" and the initial number of members of the Board of Directors shall be five (5). The names and post office box or street addresses of the first Board of Directors are as follows:

Jeffrey E. Butler
7506 N. Broadway Extension, Ste. 505
Oklahoma City, OK 73116

Monty C. McCurry
2134 South Eagle Court
Aurora, Colorado 80014

Newton W. Fink
1093 Lincoln
Manteno, Illinois 60950

Stephen E. Prust
9025 East Kenyon Avenue
Denver, Colorado 80237

Geoffrey Glossop
89 Merlin Way
Mickleovor
Derby DE3 5UJ
United Kingdom

The number of directors shall be reduced or increased in the manner provided for in the Bylaws of the Corporation. The Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.


                              ARTICLE VI
              LIMITATION OF DIRECTOR AND OFFICER LIABILITY
              --------------------------------------------

No director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of their fiduciary duty as a director or officer; provided, however, that this Article VI shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) authorizing the payment of distributions in violation of Nevada Revised Statutes 78.300.


                             ARTICLE VII
                           INDEMNIFICATION
                           ---------------

Any person made a party to any action, suit or proceeding by reason of the fact that he is or was a director, officer or employee of the Corporation or of any corporation which he served as such at the request of the Corporation, shall be indemnified by the Corporation against all expenses and other amounts for which indemnification may be made under law. The indemnification provided for herein shall be made at the times, in the manner and to the fullest extent provided by law.

Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                            ARTICLE VIII
                            ------------


The name and street address of the incorporator executing these Articles of Incorporation are as follows:

Armand Paliotta
1600 Bank of Oklahoma Plaza
201 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102


                            ARTICLE IX
                            ----------

The provisions of the Nevada Revised Statutes 78.378 to 78.3793, inclusive, shall not apply to the Corporation. In addition, the Corporation expressly elects not to be governed by Nevada Revised
Statutes 78.411 to 78.444, inclusive.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ______________, 2001.


______________________________
Armand Paliotta





                                ANNEX "C"

                                 BYLAWS
                                   OF
                     THE AMERICAN EDUCATION CORPORATION

                                ARTICLE I

                             IDENTIFICATION
                             --------------

    Section 1.1 Name. The name of the Corporation is The American Education Corporation.

    Section 1.2 Registered Office and Registered Agent. The address of the registered office of the Corporation is 3773 Howard Hughes
Parkway, Suite 300 South, Las Vegas, Nevada 89109. The name of the resident agent at such address is Jones, Jones, Close & Brown, Chartered, d/b/a Jones Vargas.

    Section 1.3 Other Offices. The principal business office of the Corporation shall be established by the Board of Directors and branch or subordinate offices may be established by the Board of Directors.

    Section 1.4 Seal. The seal of the Corporation will be circular in form and mounted upon a metal die, suitable for impressing the same upon paper. The use of the seal is not necessary on any corporate document and its use or nonuse shall not in any way affect the legality of the document.

    Section 1.5 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.


                              ARTICLE II

                            CAPITAL STOCK
                            -------------

    Section 2.1 Consideration for Shares. The capital stock may be issued for such consideration as shall be fixed from time to time by the Board of Directors. Treasury shares may be disposed of by the Corporation for such consideration as may be fixed from time to time by the Board of Directors.

    Section 2.2 Certificates Representing Shares. Each holder of the capital stock of the Corporation is entitled to a certificate in such form as may be required by applicable law signed by the Chairman of the Board, Chief Executive Officer, President or a Vice President, and the Secretary (or an Assistant Secretary) or the Treasurer (or an Assistant Treasurer), certifying the number of shares owned by the shareholder in the Corporation. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any certificate or certificates shall cease to be an officer or officers of the Corporation, whether because of death, resignation or otherwise, before the certificate or certificates shall have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

    Section 2.3 Transfer of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept in an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation.

    Section 2.4 Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.


                             ARTICLE III

                          THE SHAREHOLDERS
                          ----------------

    Section 3.1 Place of Shareholder Meetings. Meetings of the shareholders of the Corporation shall at such place, either within or without the State of Nevada, as shall be dessignated from time to time by the Board of Directors and stated in the notice of the meeting.

    Section 3.2 Annual Shareholder Meeting. The annual meeting of the shareholders shall be held on such date and at such time as the Board of Directors shall fix for the purposes of electing directors and transacting such other business as may properly be brought before the meeting.

    Section 3.3 Special Shareholder Meetings. Subject to any restrictions or limitations expressed in the Articles of Incorporation, special meetings of the shareholders for any proper purpose or purposes may be called at any time by the Chairman of the Board (if any), the President, a majority of the Board of Directors or a majority of the Executive Committee of the Board of Directors (if any) and shall be called by the Chairman of the Board (if any) or President upon the written request of the holder or holders of 10% or more of the issued and outstanding capital stock of the Corporation entitled to vote at the proposed special meeting. Special meetings of the shareholders may not be called by any other person or persons. Only business within the proper purpose or purposes described in the notice (or waiver thereof) required by these Bylaws may be conducted at a special meeting of the shareholders. The officers or directors shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

    Section 3.4 Business at Annual Meetings. Except as otherwise provided by law (including but not limited to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto) or in these Bylaws, the business that shall be conducted at any annual meeting of the shareholders shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation; (b) be brought before the meeting at the direction of the Board of Directors or the presiding officer of the meeting; or (c) have been specified in a written notice delivered to the Secretary of the Corporation by or on behalf of any shareholder who shall have been a shareholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat (the "Shareholders Notice"), in accordance with all of the following requirements:

        3.4.1 Each Shareholder Notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred fifty
(150) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year's annual meeting of shareholders (or the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year).

        3.4.2 Each such Shareholder Notice must set forth each of the following:

            (1) the name and address, as they appear on the Corporation's books, of the shareholder who intends to bring the business before the meeting;

            (2) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting;

            (3) any material interest of the shareholder in such business; and

            (4) a representation that the shareholder is a holder of record of the stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly before the meeting in accordance with the provisions of this Section
3.4 and, if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted.

    Section 3.5 Notice of Shareholder Meetings. Written notice stating the place, day and hour of a shareholders meeting must be given not less than ten (10) days, nor more than sixty (60) days before the date of the meeting to each registered shareholder entitled to vote at the meeting. Such notice shall be signed by the Chief Executive Officer, the President, the Secretary or any Assistant Secretary. If mailed, the notice shall be considered to be delivered when deposited in the United States mail addressed to the shareholder at the shareholder's address as it appears on the stock transfer books of the Corporation, with postage prepaid. If a shareholder gives no address, notice shall be deemed to have been given to the shareholder if sent by mail or other written communication addressed to the place where the Corporation's registered office is located, or if published at least once in some newspaper of general circulation in the county in which the Corporation's registered office is located. Waiver by a shareholder in writing of notice of a meeting is equivalent to giving notice. Attendance by a shareholder, without objection to the notice, whether in person or by proxy, at a meeting is a waiver of notice of the meeting.

    Section 3.6 Shareholder Quorum. A majority of the shares entitled to vote, represented in person or by proxy, is a quorum at a shareholders meeting, unless or except to the extent that the presence of a larger number may be required by law. Where separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. The shareholders present at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

    Section 3.7 Adjourned Shareholder Meetings. Any shareholders meeting, whether annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy. When any shareholders meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. As to any adjournment of less than thirty (30) days, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted, other than by announcement at the meeting at which the adjournment is taken.

    Section 3.8 Entry of Notice. An entry in the minutes of any meeting of shareholders, whether annual or special, to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of the meeting was given to all shareholders as required by law and these Bylaws.

    Section 3.9 Voting. Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock ledger as compiled pursuant to Article VI, Section 6.2 of these Bylaws, or, if a record date for voting purposes is fixed as provided in
Article VI, Section 6.1, of these Bylaws, then on that record date, shall be entitled to vote at the meeting. Unless required by statute or determined by the presiding officer of the meeting to be advisable, the vote on any question need not be by written ballot. The Corporation may, and to the extent required by law shall, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting and make written report thereof. Each vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. Except as otherwise provided by law or by an express provision in the Articles of Incorporation, or of any Directors' Resolution for a series of Preferred Stock, each full share is entitled to one vote and, when a quorum is present at the commencement of any shareholders meeting, the vote of the holders of a majority of the shares entitled to vote present, in person or by proxy, shall decide any question brought before the shareholders meeting. Fractional shares shall not be entitled to any voting rights whatsoever. No shareholder shall have cumulative voting rights.

    Section 3.10 Fixing Record Date. The Board of Directors may fix in advance a date, not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of shareholders, the date for payment of any dividend or distribution; the date for the allotment of rights; the date when any change or conversion or exchange of capital stock shall go into effect; or a date in connection with obtaining a consent, as a record date (the "Record Date"). In such case such shareholders and only such shareholders as shall be shareholders of record on the Record Date shall be entitled to such notice of and to vote at any such meeting and any adjournment thereof; to receive payment of such dividend or distribution; to receive such allotment of rights; to exercise such rights; or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such Record Date.

    Section 3.11 Action Without Meeting. Subject to any restrictions or limitations expressed in the Articles of Incorporation, any action which, under applicable provisions of law, may be taken or ratified at a meeting of the shareholders, except the election of directors, may be taken or ratified without a meeting if authorized in writing by shareholders holding the requisite voting power. In no instance where action is taken by written consent need a meeting of the shareholders be called or noticed. The Board of Directors may fix a record date to determine the shareholders entitled to sign the written consent.

    Section 3.12 Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by the person or by the person's duly authorized agent or as otherwise authorized by the provisions of Section 78.355 of the Nevada Revised Statutes, and filed with the Secretary of the Corporation; provided, that no proxy shall be valid after the expiration of six (6) months from the date of its execution unless the person executing it specified therein the length of time for which the proxy is to continue in force, which in no event shall exceed seven (7) years from the date of its execution.

    Section 3.13  Definition of "Shareholder".  As used in these
Bylaws, the term "shareholder", and any term of like import, shall include all persons entitled to vote the shares held by a shareholder, unless the context in which the term is used indicates that a different meaning is intended.

    Section 3.14 Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.


                              ARTICLE IV

                        THE BOARD OF DIRECTORS
                        ----------------------

    Section 4.1 Number; Term; Election. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) but the number shall be not less than one (1) nor more than ten (10). All directors of this Corporation shall be natural persons who are at least 18 years of age.

    Section 4.2 Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors at the annual meeting shall be made by the Board of Directors or, at the direction of the Board of Directors, may be made by any Nominating Committee or person appointed by the Board of Directors; nominations may also be made by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 4.2.
Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive office of the Corporation (i) with respect to an election to be held at an annual meeting of the shareholders of the Corporation, not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year's annual meeting and shareholders (or the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year) and (ii) with respect to an election to be held at a special meeting of shareholders of the Corporation, not later than the earlier of (a) the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs, or (b) two (2) days prior to the date of the meeting.

Such shareholder's notice to the Secretary shall set forth:

        4.2.1 as to each person whom the shareholder proposes to nominate for election or reelection as a director, each of the following:

            (1) the name, age, business address and residence address of the person;

            (2)  the principal occupation or employment of the person;

            (3) the class and number of shares of capital stock of the Corporation that are beneficially owned by the person;

            (4)  a statement as to the person's citizenship; and

            (5) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and

        4.2.2 as to the shareholder giving the notice, each of the following:

            (1) the name and address as they appear on the Corporation's books of the shareholder giving the notice; and

            (2) the class, series and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder.

The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.

In connection with any annual meeting, the Chairman of the Board or the Chief Executive Officer or such officer presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and that the defective nomination shall be disregarded.

In the event that a person is validly designated as a nominee in accordance with this Section 4.2 and shall thereafter be unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the shareholder who proposed such nominee, as the case may be, may designate a substitute nominee.

    Section 4.3 Vacancies. In the case of any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors was present, or by the sole remaining Directors, with the director so chosen to serve for the remainder of the term of the director being replaced or, in the case of an additional director, until the next annual meeting of the shareholders. All directors shall continue in office until the election and qualification of their respective successors in office. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Election of directors need not be by written ballot unless the Bylaws so provide. A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, or if the authorized number of Directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting, or if a vacancy is declared by the Board of Directors for any reason permitted by law. The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Board of Directors. If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board of Directors shall have power to elect a successor to take office when the resignation is to become effective. No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of the Director's term of office.

    Section 4.4 Annual Meeting. Immediately after the annual meeting of the shareholders, at the same place as the meeting of the shareholders or such other place as may be provided in a notice thereof, the Board of Directors shall meet each year for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for this annual meeting shall be necessary unless the meeting is to be held at a place other than the place of the meeting of the shareholders, in which case notice of the place of the meeting shall be given as provided in
Section 4.6.

    Section 4.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at the times and places within or without the State of Nevada as may be designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. No notice of any kind to members of the Board of Directors for these regular meetings shall be necessary unless the meeting is to be held at a place other than the principal executive office of the Corporation, in which case notice of the place of the meeting shall be given as provided in Section 4.6.

    Section 4.6 Other Meetings. Other meetings of the Board of Directors for any purpose or purposes may be held at any time upon call by the Chairman of the Board, Chief Executive Officer, President or, if any of the above listed officers is absent or unable or refuses to act, by any Vice President or by any two (2) Directors. The other meetings may be held at any place within or without the State of Nevada as may be designated from time to time by resolution of the Board of Directors or by written consent of all Directors.

Written notice of the time and place of other meetings shall be given personally to each Director or sent to each Director by mail (postage prepaid), facsimile or other form of written communication at least twenty-four (24) hours prior to the time of the holding of the meeting.

    Section 4.7 Notice of Adjourned Meetings. Notice of the time and place of holding an adjourned meeting need not be given to absent
Directors if the time and place be fixed at the meeting adjourned.

    Section 4.8 Entry of Notice. An entry in the minutes of any special meeting of the Board of Directors to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of the special meeting was given to all Directors as required by law and by these Bylaws.

    Section 4.9 Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

    Section 4.10 Quorum. A majority of the Directors then in office shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number or different vote be required by the Articles of Incorporation, these Bylaws or applicable law.

    Section 4.11 Participation in Meetings by Telephone. Members of the Board of Directors, or of any committee thereof, may participate in any meeting of the Board of Directors or committee by means of telephone conference or similar communications by which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

    Section 4.12 Adjournment. A quorum of the Directors may adjourn any Directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the Directors present at any Directors' meeting either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

    Section 4.13 Action Without Meeting. Any action required or permitted to be taken by the Board of Directors under the Articles of Incorporation, these Bylaws, or under applicable law, may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent, in writing, before or after the action, to the action. Any action by written consent shall have the same force and effect as a unanimous vote of all Directors. All written consents must be filed with the Secretary.

    Section 4.14 Fees and Compensation. Directors shall not receive any stated salary for their services as Directors or as members of committees, but, by resolution of the Board of Directors, a fee or other compensation, with or without expenses of attendance, may be allowed to Directors for the Director's services. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation therefore.

    Section 4.15 Limitation of Liability. To the fullest extent permitted by law, a director shall have no personal liability to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. Any amendment to or repeal of this
Section 4.15 shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. In the event that the Nevada Private Corporation Law is amended, after the filing of the Articles of Incorporation, to authorize corporate action further eliminating or limiting the personal liability of an officer or director, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Private Corporation Law, as so amended.

    Section 4.16 Indemnification; Advancement of Expenses. The Corporation shall indemnify the officers and directors of the Corporation to the fullest extent permitted by the Nevada Private Corporation Law as the same exists or may hereafter be amended. The Corporation shall pay the expenses incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such officer or director to repay such amount if it should be ultimately determined that he/she is not entitled to be indemnified by the Corporation as authorized by the Nevada Private Corporation Law. All rights to indemnification and to the advancement of expenses granted herein shall be deemed to arise out of a contract between the Corporation and each person who is entitled to indemnification from the Corporation and this right may be evidenced by a separate contract between the Corporation and each indemnified persson; and such rights shall be effective in respect of all actions commenced after the date of the commencement of the corporate existence of the Corporation, whether arising from acts or omissions occurring before or after such date. Any amendment, modification or repeal of any of the provisions in this Section 4.16 shall not adversely affect any right or protection of an officer or director of the Corporation for or with respect to any act or omission of such director occurring prior to such amendment or repeal.

    Section 4.17  Indemnification of Employees and Agents.  The
Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent permitted by the provisions of Section 4.16 of these Bylaws, the Articles of Incorporation and the Nevada Private
Corporations Law.

    Section 4.18 Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is entitled to be indemnified against any liability asserted or expense incurred by such person in connection with any action, whether or not the Corporation would have the power to indemnify such person against such liability or expense by law or under the Articles of Incorporation or these Bylaws. Such other financial arrangements may include, without limitation, the creation of a trust fund, the establishment of a program of self-insurance, the grant of a security interest or other lien on any assets of the Corporation, or the establishment of a letter of credit, guaranty or surety, all to the extent not prohibited by applicable law. The Corporation's indemnity of any person who is entitled to indemnification shall be reduced by any amounts such person may collect with respect to such liability (i) under any policy of insurance purchased and maintained on his or her behalf by the Corporation or (ii) from any other entity or enterprise served by such person.

    Section 4.19 Powers of Directors. The Board of Directors may, except as otherwise provided or required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

    Section 4.20 Committees. The Board of Directors, by resolution passed by a majority of the Directors then in office, may from time to time designate committees of the Board of Directors, including, without limitation, Executive, Nomination, Audit and Compensation Committees, with such lawfully delegable powers and duties as the Board of Directors may confer, to serve at the pleasure of the Board of Directors and shall elect one or more directors to serve on such committees. Except as otherwise provided in these Bylaws or by resolution of the Board of Directors, each committee may fix its own rules of procedure and shall hold its meetings as provided by such rules. The Board of Directors may appoint natural persons who are not directors to serve on such committees.

    Section 4.21 Presumption of Assent. A director of the Corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his or her dissent shall be entered in the minutes of the meeting, or unless he shall file his or her written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right of dissent shall not apply to a director who voted in favor of such action.




                               ARTICLE V

                             THE OFFICERS
                             ------------

    Section 5.1 Officers. The officers of the Corporation shall be a president, treasurer and secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more vice presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), one or more assistant treasurers, one or more assistant secretaries, and such other officers as may be designated from time to time by the Board of Directors. Any number of offices may be held by the same person.

    Section 5.2 Election. The officers of the Corporation, except those officers as may be appointed in accordance with the provisions of
Section 5.3 or Section 5.5 of this Article, shall be elected annually by the Board of Directors, and each shall hold office until the officer shall resign or shall be removed or otherwise disqualified to serve, or the officer's successor shall be elected and qualified; provided that officers may be elected at any time by the Board of Directors, or, as permitted by Section 5.3 of this Article, appointed by the Chairman of the Board, for the purpose of initially filling an office or filling a newly created or vacant office.

    Section 5.3 Subordinate Officers. The Board of Directors may elect, and may empower the Chairman of the Board or Chief Executive Officer to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for the term, have the authority and perform the duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

    Section 5.4 Removal and Resignation. Any officer may, subject to any contractual arrangements between the officer and the Corporation, be removed, either with or without cause, by a majority of the Directors in office at the time, at any regular or special meeting of the Board of Directors, or, unless otherwise specified by the Board of Directors, by the Chairman of the Board or any other officer upon whom a general or special power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Board of Directors or to the Chairman of the Board, President or Secretary of the Corporation. Any resignation shall take effect at the date of the receipt of the notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

    Section 5.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

    Section 5.6 Chairman of the Board. The Chairman of the Board, if there be such officer, shall, if present, preside at all meetings of the Board of Directors and shareholders and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board of Directors or prescribed by these Bylaws. If there is not a Chief Executive Officer, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of Article 5 of these Bylaws.

    Section 5.7 Chief Executive Officer. The President shall be the chief executive officer of the Corporation unless the Board of Directors designates the Chairman of the Board or other officer as the chief executive officer. Subject to the control of the Board of Directors, the chief executive officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities.

    Section 5.8 President. Unless otherwise determined by the Board of Directors, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and he shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the shareholders and (if a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as may be assigned to him or her from time to time by the Board of Directors.

    Section 5.9 Vice Presidents. Each Vice President shall perform such duties and have such powers as the Board of Directors may from time to time prescribe. In addition, in the absence of the Chairman of the Board (if any) or President, or in the event of their inability or refusal to act, a Vice President designated by the Board of Directors or, in the absence of such designation, the Vice President who is present and who is senior in terms of title (if two or more Vice Presidents are of equal title, then, among them, the one who is senior in terms of time as a Vice President of the Corporation), shall perform the duties of the Chairman of the Board (if any) or the President, as the case may be, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board (if any) or the President, as the case may be; provided, however, that such Vice President shall not preside at meetings of the Board of Directors unless he is a director.

    Section 5.10 Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of directors and of the shareholders in books provided for such purpose; he shall attend to the giving and serving of all notices; he may in the name of the Corporation affix the seal of the Corporation to all contracts of the Corporation and attest thereto; he may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection by any Director upon application at the office of the Corporation during business hours; he shall keep or cause to be kept, at the registered office of the Corporation in the State of Nevada, those documents required to be kept thereat by Section 78.105 of the Nevada Revised Statutes; he shall have such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the Board of Directors; and he shall in general perform all acts incident to the office of Secretary, subject to the control of the Chief Executive Officer and the Board of Directors.

    Section 5.11 Assistant Secretaries. Each Assistant Secretary (if any) shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the chief executive officer, the Board of Directors or the Secretary. The Assistant Secretaries shall exercise the powers of the Secretary during the Secretary's absence or inability or refusal to act.

    Section 5.12 Treasurer. The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and he shall have such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the Board of Directors. He shall perform all acts incident to the position of Treasurer, subject to the control of the chief executive officer and the Board of Directors; the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of his or her duties in such form as the Board of Directors may require.

    Section 5.13 Assistant Treasurers. Each Assistant Treasurer (if any) shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in accordance with these Bylaws and as may be prescribed from time to time by the Treasurer, the chief executive officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during the Treasurer's absence or inability or refusal to act.

    Section 5.14 Corporate Bank Accounts. Bank accounts in the name of the Corporation may be opened without the approval of the Board of Directors if opened with the consent of both the Chief Executive Officer and the Treasurer. The Treasurer shall inform the Board of Directors of any bank account opened by the Chief Executive Officer and the Treasurer pursuant to the authority granted in this section at the next meeting of the Board of Directors.

    Section 5.15 Action with Respect to Securities of Other Corporations. Unless otherwise determined by the Board of Directors, the Chairman of the Board, President and Chief Executive Officer shall each have the power to vote and to otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of any other corporation, or with respect to any action of security holders thereof, in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

    Section 5.16 Transfers of Authority. In case of the absence of any officer of the Corporation, or for any reason that the Board of Directors may consider sufficient, the Board of Directors may transfer the powers or duties of that officer to any other officer or to any Director or employee of the Corporation, provided a majority of the Board of Directors concurs.


                              ARTICLE VI

                            MISCELLANEOUS
                            -------------

    Section 6.1 Record Date and Closing Stock Books. The Board of Directors may fix a time in the future, as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders, or entitled to receive any dividend or distribution,, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall not be more than sixty (60) days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date shall be entitled to notice of and to vote at the meeting, or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of the sixty (60) day period.

    Section 6.2 Stock Ledger. The officer or agent having charge of the share transfer records of the Corporation shall prepare and make, at least ten (10) days prior to each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order for each class of stock, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the course of the meeting. The original share transfer records shall be prima facie evidence as to the identity of those shareholders entitled to examine such voting list or transfer records or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section
6.2 shall not affect the validity of any action taken at such meeting.

    Section 6.4 Checks, Drafts, etc. All checks, drafts, bonds, bills of exchange, or other orders for payment of money, notes, or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

    Section 6.5 Contracts, etc., How Executed. The Board of Directors, except otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument or document in the name of and on behalf of the Corporation, and the authority may be general or confined to specific instances. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts, promissory notes and other evidences of indebtedness, deeds of trust, mortgages and corporate instruments or documents requiring the corporate seal, and certificates for shares of stock owned by the Corporation shall be executed, signed or endorsed by the President (or any Vice President) and by the Secretary (or any Assistant Secretary) or the Treasurer (or any Assistant Treasurer). The Board of Directors may, however, authorize any one (1) of these officers to sign any of such instruments, for and on behalf of the Corporation, without necessity of countersignature; may designate officers or employees of the Corporation, other than those named above, who may, in the name of the Corporation, sign such instruments; and may authorize the use of facsimile signatures for any of such persons. No officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount except as specifically authorized in these Bylaws or by the Board of Directors in accordance with these Bylaws.

    Section 6.6 Lost, Stolen, Destroyed or Mutilated Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, mutilated or destroyed upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost, stolen, mutilated or destroyed; and may, in its discretion, require the owner of such certificate or his or her legal representative to give bond, with sufficient surety, to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the issuance of a new certificate in the place of the one so lost, stolen, mutilated or destroyed.

    Section 6.7 Facsimile Signatures. In addition to the provisions for the use of facsimile signatures specifically authorized elsewhere in these bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

    Section 6.8 Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee thereof, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

    Section 6.9 Inspection of Bylaws. The Corporation shall keep in its registered office for the transaction of business the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.


                             ARTICLE VII

                              AMENDMENTS
                             -----------

    Section 7.1 Power of Shareholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written assent of shareholders entitled to exercise a majority of the voting power of the Corporation, unless a greater number is required by law, by the Articles of Incorporation or by these Bylaws.

    Section 7.2 Power of Directors. Subject to the right of shareholders as provided in Section 7.1 of this Article 7 to adopt, amend or repeal these Bylaws, these Bylaws may be adopted, amended, or repealed by the Board of Directors.



The foregoing bylaws were adopted by the Corporation on __________________, 2001.



__________________________________________
Jeffrey E. Butler,  Secretary



THE AMERICAN EDUCATION CORPORATION
Directors' Stock Option Plan

I.  Purpose
-----------

The purpose of this Directors' Stock Option Plan is to promote the long-term growth and profitability of The American Education Corporation, a Colorado corporation (the "Company"), and the value of its Common Stock by providing recognition and compensation to the Outside Directors of the Company for their time, effort and participation in the growth and protection of the Company's business and for their substantial contributions to the success of its business.


II.  Definitions
----------------

Whenever used herein, the following terms shall have the meanings set forth below:

(a) "Board" or "Board of Directors" means the board of directors of the Company.

(b)  "Code" means the Internal Revenue Code of 1986, as amended.

(c)  "Committee" means a committee which administers the Plan.

(d)  "Common Stock" shall mean the Common Stock, par value
$0.025 per share, of the Company.

(e)  "Company" means The American Education Corporation.

(f) "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code or, if designated by the Committee, any long-term disability plan adopted by the Company for the benefit of its employees.

(g)  "Effective Date" means March 27, 1998.

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(i) "Fair Market Value", as of a particular date, means (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price or, if no such sale occurred, the average of the closing bid and ask prices, as applicable, of the Common Stock on the last trading day before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its absolute discretion, may determine in good faith.

(j) "Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

(k) "Option Shares" means any shares of Common Stock issuable upon exercise of an Option.

(l) "Outside Director" means a member of the Board who is eligible to be granted options hereunder as described in Article
V.

(m) "Participant" means an individual to whom an Option is granted under the Plan.

(n) "Plan" - this Directors' Stock Option Plan, as it may be amended and modified from time to time.

(o) "Subsidiary" means a corporation, partnership or other business entity at least 50 percent of whose voting securities are owned, directly or indirectly, by the Company.

III.  Administration
--------------------

(a) Appointment of Committee. The Committee shall consist of all of members of the Board of Directors.

(b) Duties and Powers of Committee. The Committee shall administer the Plan in strict accordance with the terms of the Plan and shall not have the discretion to vary, add to or take from the terms of the Plan. Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its sole discretion to determine such rules and regulations as the Committee may deem advisable in the administration of the Plan and the procedures and methods for construing and interpreting the Plan as well as the construction of the terms of the Plan. Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, its stockholders, and the Participants in the Plan.

IV.  Shares Available for the Plan
----------------------------------

Subject to adjustment as provided in Article VIII, the maximum number of shares of Common Stock that may be issued under this Plan shall be 100,000 shares. In the event that any outstanding Option for any reason expires or is terminated, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

V.  Participation
-----------------

Participation in the Plan shall be limited to Directors of the Company who are not, and were not during the preceding twelve
(12) months, common law employees of the Company.

VI.  Options
------------

Each Option shall be evidenced by a written option agreement, signed by an authorized officer of the Company, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine. All option agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this Article VI and shall be subject to all other terms and conditions of the Plan. In the event any option agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

(a) Grant of Options. Each Outside Director initially elected or appointed after the Effective Date shall be granted an Option to purchase 5,000 shares of Common Stock at the time of his or her initial election or appointment to the Board of Directors. Commencing with calendar year 1999, and each calendar year thereafter during the term of this Plan, each Outside
Director shall automatically be granted an option to purchase 3,000 shares of Common Stock as of January 1 of such calendar year.

(b) Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(c) Exercise of Options. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant. Options shall be exercised by delivery to the Company of a written notification specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such Option Shares. Payment may be made in the form of (i) cash, certified check or other immediately available funds for the aggregate Exercise Price for such Option Shares, (ii) the exchange of a number of shares of Common Stock owned by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate Exercise Price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee, (iii) the relinquishment of Options to purchase Option Shares which shall be deemed to have a value equal to the aggregate Fair Market Value of the Option Shares issuable upon exercise thereof less the aggregate Exercise Price for those Option Shares, or (iv) a combination of (i), (ii), and (iii). No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option.

(d) Terms of Options. Options granted to Participants shall be immediately exercisable and may be exercised at any time from time to time from the date of grant to the date which is three years after the date of grant or, if earlier, thirty days after the date when the Participant ceases to be a director of the Company; provided, however, that if a Participant is removed as a director of the Company for cause (as determined by the Board or the stockholders at the time of such removal), then all Options held by the Participant shall immediately lapse and no longer be exercisable.

(e) Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the option agreement pertaining to such Option.

VII.  Withholding Taxes.
------------------------

The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Common Stock issued upon the exercise of an Option, that the Participant pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or any delivery of Common Stock upon exercise of an Option. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.


Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with a grant under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, if applicable, subject to rules, regulations and interpretations of the Securities and Exchange Commission under
Section 16(b) of the Exchange Act. Once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Participant's minimum federal, state and local income tax obligations in connection with the grant. The Fair Market Value of the shares to be withheld or delivered will be determined on the date last preceding the date as of which the amount of tax to be withheld is determined.


VIII. Changes in Capital Structure, Reorganizations, Merger,
Etc.
-------------------------------------------------------------

(a) Company's Power to Change Structure, Reorganize, Merge, etc. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in the Company's capital structure or its business, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by the Company shall affect any Options outstanding under the Plan.

(b) Effect of Recapitalization or Similar Transaction. In the event of any change in the total number of outstanding shares of equity securities of the Company by reason of any stock dividend, stock split, recapitalization, or similar transaction in which there is a distribution of equity securities of the Company for substantially below their Fair Market Value, then (i) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate Exercise Price, the same total number and class of equity securities as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of equity securities then reserved for issuance under the Plan shall be adjusted by substituting, for the total number and class of shares of Common Stock then reserved for issuance under the Plan, that number and class of shares of equity securities that would have been received by the owner of the number of shares of Common Stock then available to be issued under the Plan.

(c) Effect of Dissolution, Liquidation, Reorganization or other Transaction in which the Company is not the Survivor. Upon the dissolution or liquidation of the Company, the sale of all or substantially all of the Company's assets, or the occurrence of any merger, consolidation, reorganization, or other transaction in which the Company is not the surviving corporation, then in the absolute discretion of the Committee, (i) all Options outstanding under the Plan shall be assumed by the successor, remaining, or surviving corporation, or new options shall be substituted for such Options, all as provided in Section 424(a) of the Code and to the extent permitted by Section 424(a) of the Code, in which event such assumption shall be made on a full and equivalent basis in accordance with Section 424(a) of the Code in order to preclude any modification of such Options which would be considered to be the grant of new options, or (ii) all Options which are then exercisable, or all Options outstanding under the Plan, regardless of whether such Options otherwise would be exercisable, shall be exercisable for a period of 15 days immediately prior to such event and, after the Participant has been afforded the opportunity to exercise such Options as aforesaid and to the extent that such Options are not timely exercised during such period, the terms and provisions of this Plan and any option agreement entered into hereunder will terminate and the related Options will terminate.


IX.  Compliance with Law and Approval of Regulatory Bodies.
-----------------------------------------------------------

Notwithstanding any other provision of this Plan or of any option agreement, the Company shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under this Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which the Company's shares may be listed. The determination as to whether the issuance or transfer of shares under this Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

(a) Use of Restrictive Legends. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

(b) Representation of Investment Intent. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the shares subject to the Option will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to this Plan.


(c) Representation of Ownership. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.


X.  Rights as a Stockholder.
----------------------------

The holder of an Option shall have no rights as a stockholder with respect to any Option Shares until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII.


XI.  Amendment, Suspension or Termination of Plan.
--------------------------------------------------

The Board of Directors may at any time terminate or from time to time amend or suspend this Plan; provided, however, that (i) no such amendment shall alter or impair the number of shares, exercise price or duration of any Option theretofore granted to a Participant under this Plan without the consent of the affected Participant, and (ii) no amendment shall become effective without prior approval of the stockholders of the Company if such approval would be required for continued compliance with Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of the Company, amend the Plan to:

(a) materially increase the total number of shares of Common Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article VIII;

(b)  change the manner of determination of the Exercise
Price;

(c) extend the maximum period during which Options may be granted or exercised; or

(d) materially modify the requirements as to eligibility for participation in the Plan.


XII.  Commencement Date; Termination Date.
------------------------------------------

The date of commencement of this Plan shall be March 27, 1998.
No Options shall be issued under the Plan after the close of business on March 31, 2008. The Plan was adopted by the Board on March 27, 1998 and was approved by the Company's stockholders on May 29, 1998. The terms set forth herein constitute all of the terms and provisions of the Plan until further amended pursuant to Article XI.


THE AMERICAN EDUCATION CORPORATION
Stock Option Plan
----------------------------------

I.  Purpose
-----------

The purpose of this Plan is to promote the long-term growth and profitability of The American Education Corporation ("AEC") and its Subsidiaries and the value of its Common Stock by (i) providing employees of AEC with increased incentive to contribute to the success of AEC and (ii) enabling AEC to attract, retain and reward persons of exceptional skill for positions of substantial responsibility.

II.  Definitions
----------------

Whenever used herein, the following terms shall have the meanings set forth below:

"Board" or "Board of Directors" means the board of directors of AEC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means a committee of at least two members of the Board of Directors designated by the Board to administer this Plan.

"Common Stock" shall mean the Common Stock, par value $0.025 per share, of AEC.

"Disability" means a permanent and total disability as defined in
Section 22(e)(3) of the Code or as otherwise defined by the Committee.

"Fair Market Value", as of a particular date, means (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation
System, the last reported sales price of the Common Stock on such date or, if no such sale occurred, the average of the closing bid and ask prices, as applicable, of the Common Stock on the last trading day before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its discretion, may determine in good faith.

"Incentive Stock Option" means an Option conforming to the requirement of Section 422 of the Code.

"Nonqualified Stock Option" means any Option other than an Incentive Stock Option.

"Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

"Option Agreement" means an agreement approved by the Committee pursuant to which an Option is granted under this Plan.

"Option Shares" means any shares of Common Stock issuable upon exercise of an Option.

"Participant" means an individual to whom an Option is granted under the Plan.

"Plan" means this The American Education Corporation Stock Option
Plan as  it may be amended from time to time.

"Retirement" means termination of a Participant's employment with AEC because of the Participant's retirement at or after such Participant's earliest permissible retirement date pursuant to and in accordance with the regular retirement plan or practice of AEC.

"Subsidiary" means a corporation, partnership or other business entity at least 50 percent of whose voting securities are owned, directly or indirectly, by AEC.

III.  Administration
--------------------

3.1 Appointment of Committee. The Board of Directors may appoint any two or more of its members to serve as the Committee to administer the Plan; provided, however, that in its sole discretion, the Board of Directors may act as the Committee.

3.2 Duties and Powers of Committee. Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its discretion to, among other things, determine

(i) the persons to whom Options are to be granted;

(ii) the number of shares subject to Options;

(iii) the time or times at which Options will be granted;

(iv) the exercise price of shares subject to Options;

(v) the time or times at which Options become exercisable and the duration of the exercise period;

(vi) the provisions and forms of any Option Agreement or other instrument evidencing an Option granted under the Plan;

(vii) whether shares of Common Stock which are subject to Options will be subject to any restrictions on transfer after the exercise of the Options;

(viii) such rules and regulations as the Committee may deem advisable in the administration of the Plan; and

(ix) the procedures and methods for construing and interpreting the Plan.

Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including AEC, its stockholders, and the Participants in the Plan.


IV.  Shares Available for the Plan
----------------------------------

4.1 Total Shares Available.  Subject to the provisions of
Article VIII hereof, the maximum number of shares of Common Stock which may be issued pursuant to the exercise of Options under this Plan initially shall be 750,000 shares. By a vote at the 2000 Annual Meeting of Shareholders, this amount was increased to 1,650,000 shares. If any Option for shares of Common Stock granted to a Participant lapses, expires or is cancelled, surrendered or exchanged, or is otherwise terminated without having been fully exercised, the Committee may, subject to the overall limitations stated above, again make such Options available for grant hereunder (to the same or to a different Participant). For purposes of calculating the maximum number of shares of Common Stock which may be issued under the
Plan:

(1) All shares issued (including shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option;

(2) Only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon the exercise of an Option.


4.2 Source of Shares Available to be Issued. The shares of Common Stock to be delivered upon the exercise of Options shall be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock held by AEC as treasury shares. Shares of Common Stock with respect to which an Option is exercised shall not again be available for grant as an Option under this Plan.


V.  Participation
-----------------

Participation in the Plan shall be limited to those employees of AEC who are believed by the Committee to be in a position to make a substantial contribution to the success of AEC.

Options may be granted to such persons and for such number of shares as the Committee shall determine. The grant of any type of Option hereunder in any one year to an eligible person shall neither guarantee nor preclude a further grant of an Option to such person in that year or in any subsequent year.


VI.  Options
------------

Subject to the provisions hereof, the Committee may from time to time grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof to persons eligible to participate in the Plan. Each Option shall be evidenced by a written Option Agreement, signed by an authorized officer of AEC, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine. All Option Agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this Article VI and shall be subject to all other terms and conditions of the Plan. In the event any Option Agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

6.1 Price. The price per share deliverable upon the exercise of each Option ("exercise price") shall not be less than 100% of the Fair Market Value on the date the Option is granted.


6.2 Exercise of Options. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in Section

11.3. Options shall be exercised by delivery to AEC of a written notification specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such Option Shares. Payment may be made in the form of (i) cash, certified check or other immediately available funds for the aggregate exercise price for such Option Shares, (ii) the exchange of a number of shares of Common Stock owned by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate exercise price of such Option Shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee; (iii) the relinquishment of Options to purchase Option Shares which shall be deemed to have a value equal to the aggregate Fair Market Value of the Option Shares issuable upon exercise of such relinquished Options less the aggregate exercise price for such Option Shares; or (iv) a combination of (i), (ii) or (iii). No fractional shares may be issued or accepted by AEC with respect to the exercise of an Option. Options may be exercisable in installments (which may be cumulative or noncumulative or subject to acceleration) during the terms of an Option as may be determined by the Committee at the date of grant.

6.3 Form of Option. Each option agreement shall specify whether the Option evidenced by such Option agreement is an Incentive Stock Option or a Nonqualified Stock Option.
Notwithstanding such designation in an option agreement, in the event an Option which is designated as an Incentive Stock
Option fails to qualify as an Incentive Stock Option under
Section 422 of the Code, then such Option shall be deemed to be a Nonqualified Stock Option.


6.4 Terms of Options. The term during which each Option may be exercised shall be determined by the Committee, but in no event shall an Option be exercisable in whole or in part more than ten years from the date it is granted.

All rights to purchase Option Shares pursuant to an Option shall, unless sooner terminated as set forth herein or in an Option Agreement, expire at the date or dates designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as may be designated by the Committee.

6.5 Restrictions on Transfer. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Option Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the Option Agreement pertaining to such Option.

6.6 Provisions Applicable to Ten Percent Stockholders. Notwithstanding any other provision of this Plan, no Incentive Stock Option shall be granted under this Plan to a person who, at the time such Incentive Stock Option is granted, is the owner of more than 10 percent of the total combined voting power of all classes of stock of AEC, unless at the time such Incentive Stock Option is granted, the exercise price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and such Incentive Stock Option by its terms is not exercisable more than five (5) years after the date it is granted.

6.7 Limitations on Grants. If required by the Code at the time of grant, to the extent that the aggregate Fair Market Value of Common Stock (determined as of the grant date) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of AEC) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. The foregoing sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted.


VII.  Withholding Taxes
-----------------------

AEC may require, as a condition to any Option under the Plan or to the delivery of certificates for Common Stock issued hereunder, that the Participant pay to AEC, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to the award of any Option or any delivery of Common Stock upon exercise of an Option. AEC, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.

Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have AEC withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount AEC is required to withhold for taxes in connection with award of an Option under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Participant's minimum federal, state and local income tax obligations in connection with the exercise of the Option. The Fair Market Value of the Common Stock to be withheld or delivered will be the Fair Market Value on the date last preceding the date the amount of tax to be withheld is determined.


VIII. Changes in Capital Structure, Reorganizations, Merger,
       Etc.
-------------------------------------------------------------

8.1  AEC's Power to Change Structure, Reorganize, Merge, etc.
The existence of outstanding Options shall not affect in any way the right or power of AEC or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in AEC's capital structure or its business, or the dissolution or liquidation of AEC or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by AEC shall affect any Options outstanding under the Plan.

8.2 Effect of Recapitalization or Similar Transaction. In the event of any change in the total number of outstanding shares of equity securities of AEC by reason of any stock dividend, stock split, recapitalization, or similar transaction in which there is a distribution of equity securities of AEC for substantially below their Fair Market Value, then (i) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate exercise price, the same total number and class of equity securities as the Participant would have received had the Participant exercised his or her Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of equity securities then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of equity securities that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment.

8.3 Effect of Dissolution, Liquidation, Reorganization or other Transaction in which AEC is not the Survivor. Upon the dissolution or liquidation of AEC, the sale of all or substantially all of AEC' assets, or the occurrence of any merger, consolidation, reorganization, or other transaction in which AEC is not the surviving corporation, then in the absolute discretion of the Committee, (i) new Options shall be substituted for outstanding Options in accordance with and to the extent permitted by Section 424(a) of the Code in order to preclude any modification of such Options which would be considered to be the grant of new Options, or (ii) all Options which are then outstanding under the Plan, regardless of whether such Options otherwise would be exercisable, shall be exercisable for a period of 15 days immediately prior to such event and, after the Participants have been afforded the opportunity to exercise such Options as aforesaid and to the extent that such Options are not timely exercised during such period, the terms and provisions of this Plan and any Option agreement granted hereunder will no longer continue in effect, and the Options shall terminate.


IX.  Compliance with Law and Approval of Regulatory Bodies
----------------------------------------------------------

Notwithstanding any other provision of this Plan or of any Option agreement, AEC shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under this Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which AEC's shares may be listed. The determination as to whether the issuance or transfer of shares under this Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

9.1 Use of Restrictive Legends. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

9.2 Representation of Investment Intent. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the Option Shares will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to this Plan.

9.3 Representation of Ownership. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.


X.  Rights as a Stockholder
---------------------------

The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII. Any Option Shares shall be subject to such restrictions, including, without limitation, restrictions on transfer that the Committee deems to be appropriate.


XI.  Termination of Employment
------------------------------

11.1 Change of Employment Status. No Option shall be affected by any change of duties or position of a Participant (including transfer to or from a Subsidiary) so long as such Participant continues to be an employee of AEC or a Subsidiary. Nothing in this Plan or in any Option granted hereunder shall confer upon any Participant any right to continue in the employ of AEC or any Subsidiary, and AEC's right to terminate the employment of a Participant at any time for any reason shall not be diminished or affected because an Option was granted to the Participant.

11.2 Termination other than Because of Death, Disability or Cause. If a Participant who is an employee of AEC or a Subsidiary ceases to be an employee for any reason, other than by reason of the death or Disability of the Participant, then all Options held by such Participant which are not exercisable when the Participant ceases to be an employee shall terminate. All Options which are exercisable when the Participant ceases to be an employee must be exercised prior to the earlier of (i) the expiration date of the Option, or (ii) the date occurring 30 days after the date on which the Participant ceases to be an employee of AEC or a Subsidiary.

11.3 Termination Because of Death or Disability. If a Participant dies or suffers a Disability while he or she is an employee of AEC or a Subsidiary, Options which are not exercisable at the date of death or termination due to Disability shall terminate and Options which are exercisable on the date of death or termination due to Disability of such Participant may be exercised by the Participant, by his or her personal representative or by his or her other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Optionee immediately prior to his or her death or Disability. Notwithstanding the foregoing, upon termination of an Optionee's employment by reason of death or disability, the following provisions shall apply:

(i) In the event the Optionee's termination of employment is due to death, the Option to the extent exercisable upon the date of the Optionee's death, shall be exercisable for a period of one
(1) year following the date of death.

(ii) In the case the Optionee's employment is terminated due to Disability, the Option to the extent exercisable as of the date of termination due to Disability, shall be exercisable for a period of one (1) year from the date of termination.

Notwithstanding the foregoing, in no event shall any such period extend beyond the Option Term.

11.4 Termination for Cause. Notwithstanding any other provisions set forth herein, if an Optionee shall (a) commit any act of malfeasance or wrongdoing affecting AEC or any Subsidiary of AEC, (b) breach any covenant not to compete or employment contract with AEC or any Subsidiary of AEC or (c) engage in conduct that would warrant the Optionee's discharge for cause (excluding the general dissatisfaction with the performance of the Optionee's duties but including any act of disloyalty or any conduct clearly tending to bring discredit upon AEC or any Subsidiary of AEC) any unexercised portion of an Option granted to such Optionee shall immediately terminate and become void.

XII.  Amendment, Suspension or Termination of Plan
--------------------------------------------------

The Board of Directors may at any time terminate or from time to time amend or suspend this Plan; provided, however, that (i) no such amendment shall alter or impair any of the rights or obligations under any Option theretofore granted to a Participant under this Plan without the consent of the affected Participant, and (ii) no amendment shall become effective without prior approval of the stockholders of AEC if such approval would be required for continued compliance with Section 422 of the Code. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of AEC, amend the Plan to:

(1)  materially increase the total number of shares of Common
Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual
Participant, except as provided in Article VIII;

(2) materially modify the requirements as to eligibility for participation in the Plan.


XIII.  Termination Date
-----------------------

The date of commencement of the Plan shall be March 27, 1998. Unless previously terminated, no Options shall be issued under the Plan after the close of business on March 31, 2008. The Plan was adopted by the Board on March 27, 1998 and approved by AEC's stockholders on May 29, 1998. The terms set forth herein constitute all of the terms and provisions of the Plan until further amended pursuant to Article XII.